Exhibit 99.3

2008 Annual Business Briefing December 9, 2008 Cultivating Innovation and Creating Customer Value

Welcome and Logistics Eva Boratto Vice President, Investor Relations

Forward-Looking Statement This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Merck's business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of Merck's Form 10-K for the year ended December 31, 2007, and in its periodic reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.

No Duty to Update The information contained in the presentation set forth below was current as of December 9, 2008. While this presentation remains on the company's website the company assumes no duty to update the information to reflect subsequent developments. Consequently, the company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after December 9, 2008.

Cultivating Innovation and Creating Customer Value Richard T. Clark Chairman, President and Chief Executive Officer

Positioning Merck for Long-Term Growth What does success look like? Leading research based pharmaceutical company with strong growth, innovative R&D, superior shareholder returns, most agile and productive organization Most trusted industry leader in delivering value to customers

Maximize value of pipeline and current product portfolio Lean customer-focused business model Variable cost base Lean, agile culture Re-engineering our Business Model Industry leading R&D productivity Science based diversification Delivering value to customers Sustainable, profitable growth Superior shareholder returns Enables Investment in Future Growth Capital ($, people) Opportunity New Capabilities A New Merck

Building New Business Model Optimize Value of Product Portfolio & Invest in Growth Opportunities Capabilities Re-engineer Business Operations Invest in Future Growth New Clinical Development Model Merck Supply Strategy Basic Research Global Operating Strategy Emerging Markets Merck BioVentures Franchise Strategies Regional Business Development Building Trust with Stakeholders Changing Culture and Building Capabilities Necessary for Success New Commercial Model Enabling Growth

Merck Pipeline: 2009-2012
Anticipated U.S. Filings

2009	2010	2011	2012
MK-7418 Acute Heart Failure	**MK-0431D** Diabetes	**MK-0633** Asthma	**MK-2578** Anemia
MK-0653C Atherosclerosis	**MK-8669** Sarcoma	**MK-0431C** Diabetes	**MK-0524A/B/C** Atherosclerosis
MK-0974 Migraine	◤ **ZOLINZA** Multiple Myeloma	**MK-3207** Migraine	**V503** HPV Vaccine
	◤ **ZOSTAVAX** Shingles 50-59 years	**V710** Staph Vaccine	**MK-4305** Insomnia
		◤ **ISENTRESS QD** HIV AIDS	**MK-0822** Osteoporosis
		◤ **JANUMET** Extended Release Diabetes	
		◤ **ZOLINZA** Mesothelioma	

◤ New indication or formulation

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Pursuing New Revenue Growth Opportunities
Merck BioVentures


Market Size
– Worldwide
$ billions
$598
$797
94
187
504
610
Biologics
Small
Molecule
2007
2014
Biologics
Market Share
16%
23%

Source: EvaluatePharma® – November 2008

- Biologics represent a significant sales opportunity.
- Products with 2012 sales of ~$55B will lose patent protection over the next decade.

- GlycoFi Capabilities Provide Merck with Potential Competitive Advantages in FOB Segment
  - Speed of development
  - Manufacturing efficiencies
  - Control of glycosylation
- Significant Opportunity for Merck
  - High POS and opportunity to manage risk across the total Merck portfolio
- Additional Strategic Benefits
  - Consistent with New Commercial Model
  - Opportunity to enter biologics and build capabilities

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Brand Differentiation Merck Differentiation as Most Trusted and Valued Partner Partner with Customers to Improve Patient Outcomes Via Products and Solutions Merck's New Commercial Models Net Sales Market Share Expenses Operating Income Customer Value Brand Differentiation Message Quantity Standard Industry Model Net Sales Market Share Expenses Operating Income Model Key Markers Business Outcomes Deliver Consistent, Compelling Brand Messages to Explain Value of Product Model Key Markers Business Outcomes Not economically sustainable, provides limited opportunity for competitive advantage Delivering More for Less Merck's New Commercial Models

Potential Growth Through Franchise Strategies Expanding Eligible Patient Populations GARDASIL Adult Women and Males ISENTRESS Treatment Naive ZOSTAVAX (50 - 59) New Fixed Dose Combinations JANUVIA + Pioglitazone (MK-0431C) JANUVIA + Simvastatin (MK-431D) ZETIA + Atorvastatin (MK-0653C) New Formulations ISENTRESS QD JANUMET Extended Release Investing in Outcomes JANUVIA - Cardiovascular Outcomes Trial MK-0524A - HPS2-THRIVE MK-0859 - Atherosclerosis

Global Pharma Sales $ Billions Market CAGR 633 $713 2007 794 $950 2012 Emerging Markets* Developed Markets 4% 10% 3% 80 156 Goal: Top 5 in each market Keys to Success: Focus on China, Brazil, Turkey, India, South Korea, Poland and Russia Internal and external growth opportunities Investment commensurate with the opportunity Contribution to current earnings while accelerating growth Significant local presence Emerging Markets* will represent 16% of the global pharma market by 2012 Pursuing New Revenue Growth Opportunities Emerging Markets *Emerging Markets are defined as China, Brazil, Turkey, India, South Korea, Poland and Russia. Source: IMS Health, Market Prognosis, September 2008

Optimize Effectiveness Build New Capabilities Continue to Transform Culture Emerging markets Biologics Vendor/alliance management Focus on customers/ innovation Change management Global diversity Organizational agility Focus on highest value add activities Decrease management layers/increase management spans Increased outsourcing We are building the capabilities, culture, flexibility and talent required to realize our business strategy What Do We Need to Deliver Our Strategy? Creating a High Performing Organization

Improving Total Shareholder Returns New business model structured to position Merck for long-term success Savings from cost management are reinvested to accelerate pipeline productivity, drive new products, expand presence in emerging markets and contribute to earnings per share Growth further enhanced by potential focused acquisitions and ongoing partnership activity Financial stewardship to maintain dividend and opportunity for share repurchases, supporting total shareholder returns

Research Overview Dr. Peter S. Kim President, Merck Research Laboratories

Outline Merck R&D Overview Merck's Pipeline Merck's Science Driven R&D Strategy Science-Based Diversification Launching Biologics R&D at Merck

Merck Research & Development Highlights Three filings for new indications submitted to the FDA in 2008 Three new product FDA filings anticipated in 2009 Nine Phase III Programs continuing in 2009 Seven new products and two new indications Nine new Phase III Programs anticipated to start in 2009 Six new products and three new indications Expanding value of key products ISENTRESS GARDASIL JANUVIA and JANUMET Established Merck BioVentures for follow-on biologics MK-2578 (pegylated erythropoietin) in clinical development Anticipated launch in 2012 > $1.5 billion R&D investment planned by 2015 Anticipate launching ^ 6 follow-on biologics from 2012 to 2017

Outline Merck R&D Overview Merck's Pipeline Merck's Science Driven R&D Strategy Science-Based Diversification Launching Biologics R&D at Merck

2008 U.S. Regulatory Approvals & Submissions 2008 U.S. Submissions ISENTRESS Treatment naive HIV GARDASIL Women 27- 45 years GARDASIL Males* 2008 U.S. Approvals JANUMET 1st Line Indication EMEND for Injection(r) (MK-0517) CINV GARDASIL Vaginal/Vulvar cancer JANUMET Sulfonylurea New Indications New Indications *planned submission in 2008

Merck Late Stage Pipeline (U.S. Filing Dates) December 09, 2008 *Sequential Phase II/III Clinical Trial Design. 2008 Phase III Programs 2008 Phase III New Indications ZOSTAVAX 50-59 years (2010) ISENTRESS QD HIV AIDS (2011) 2009 Anticipated Phase III Studies for New Indications 2009 Anticipated Phase III Programs JANUMET Extended Release Diabetes (2011) ZOLINZA Mesothelioma (2011) ZOLINZA Multiple Myeloma (2010) 2009 Anticipated Filings MK-8669 mTor inhibitor Sarcoma (2010) MK-0431C Sitagliptin + pioglitazone Diabetes (2011) V419 Hib + Hep B + DTaP + IPV Pediatric Vaccine (2013) MK-0431D Sitagliptin + simvastatin Diabetes (2010) MK-0974 CGRP inhibitor Migraine MK-0822 Cathepsin K inhibitor Osteoporosis (2012) MK-0859 CETP inhibitor Atherosclerosis (>2014) MK-3207 CGRP inhibitor Migraine (2011) MK-0524C DP antagonist + ER niacin + atorvastatin Atherosclerosis (2012) MK-7418 Adenosine A1R antagonist Acute Heart Failure V503 HPV 9-valent Vaccine (2012) MK-0524A DP antagonist + ER niacin Atherosclerosis (2012) V710* Staph Vaccine Infection (2011) MK-0633 5-LO inhibitor Asthma (2011) MK-0653C Atorvastatin + ezetimibe Atherosclerosis MK-0524B DP antagonist + ER niacin + simvastatin Atherosclerosis (2012)

Selected Early Clinical Programs MK-2578 Anemia MK-7009 Hepatitis C MK-4305 Insomnia MK-0646 Colorectal Cancer Innovation at Merck: Selected Early Pipeline Programs

Merck Research Franchises Bone, Respiratory, Immunology and Endocrine Cardiovascular Diabetes & Obesity Infectious Diseases Neuroscience Oncology Vaccines

2008 Phase I 2008 Phase II 2008 Phase III (Anticipated U.S. Filing) MK-0773 (back-up) Sarcopenia MK-3984 (back-up) Sarcopenia MK-4118 (back-up) Respiratory Disease Odanacatib (MK-0822) Osteoporosis (2012) MK-2866 Sarcopenia MK-5442 Osteoporosis MK-0633 Respiratory Disease MK-0476C Respiratory Disease MK-5932 Respiratory Disease Bone, Respiratory, Immunology & Endocrine Pipeline December 09, 2008

Innovation to Lead in Musculoskeletal Musculoskeletal disease strategy to preserve physical function, decrease fracture risk and maintain patient independence Osteoporosis Odanacatib (MK-0822): Novel approach to inhibition of bone resorption MK-5442 (JTT-305): New mechanism for building bone Sarcopenia Selective androgen receptor modulators (SARMs) program to build muscle mass Current Treatment New Mechanism Next Platform Next Innovation Odanacatib Cathepsin K inhibitor SARMs Bone & muscle building agents Prevention of Bone Resorption Bone Anabolism Muscle Anabolism MK-5442 Calcium-sensing receptor antagonist

Odanacatib (MK-0822): Cathepsin K Inhibitor for the Treatment of Osteoporosis

- Cathepsin K is a cysteine protease responsible for bone matrix degradation
- Odanacatib is a selective and reversible inhibitor of Cathepsin K
- Inhibition of Cathepsin K decreases bone resorption to a similar degree as the bisphosphonate, but decreases bone formation to a lesser extent[1]
- Increase in cortical bone thickness demonstrated in preclinical study[2]



HCO^-_3
Cl^-
HCO^-_3
Cl^-
Cat K
Lysosomes
ATP
H_2CO_3
CO_2
ADP
CO_2
H_2O
H^+
Cl^-
Lysosomal Enzymes
pH=4
Sealing Zone
(Cathepsin K)

[1]McClung M et al. American Society of Bone and Mineral Research (ASBMR), Sep 2008.
[2]McCracken P et al. Presented at ASBMR, Sep 2008.

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Odanacatib (MK-0822): Clinical Program Ongoing with 50 mg Once-Weekly Dosing Phase III clinical program ongoing Once-weekly dosing with or without food and no unique requirements Positive 2-Year Phase IIb Study Data1 Robust Efficacy Results 1? endpoint: Lumbar spine bone mineral density (BMD) increased with Odanacatib 10 mg, 25 mg and 50 mg 2? endpoints: Odanacatib 50 mg demonstrated significant increases in hip, distal forearm and total body BMD compared to placebo Key Safety Results No dose-related trends in adverse experiences Incidence of rash adverse experiences comparable between placebo and odanacatib 50 mg Odanacatib 50 mg: 4.8% Placebo: 7.9% Anticipate filing NDA in 2012 1McClung M et al. American Society of Bone and Mineral Research, Sep 2008.

Odanacatib (MK-0822): Phase IIb Study 2-Year Data1 Primary Endpoint: Lumbar Spine Bone Mineral Density -4 -2 0 2 4 6 8 Lumbar Spine Total Hip Femoral Neck Hip Trochanter Distal Forearm2 Total Body2 Anatomical Site BMD Change from Baseline (%) Odanacatib 50 mg Once Weekly 0 1 3 6 12 18 24 Month Mean Change from Baseline (%) N=399 N=320 -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 10 mg Odanacatib Placebo 25 mg Odanacatib 50 mg Odanacatib 3 mg Odanacatib Bone Mineral Density at Various Anatomic Sites P<0.001 vs. placebo at all sites 1McClung M. et al. American Society of Bone and Mineral Research, Sep 2008. 2Merck Internal Data.

Calcium-Sensing Receptor Regulates Physiological Parathyroid Hormone Release

Japan Tobacco

- FORTEO (PTH fragment 1-34) is the only FDA-approved osteoanabolic[1]
  - Daily subcutaneous injection provides desired short-term duration of PTH action
- Calcium-sensing GPCR regulates parathyroid hormone (PTH) release from the parathyroid gland


PTH 1-34 (FORTEO):
exogenous peptide
daily injection
MK-5442
oral
Endogenous
pulsatile release
of PTH 1-84 from
parathyroid gland
↑bone mass

- MK-5442 (JTT-305) is a novel oral osteoanabolic agent that stimulates the release of a pulse of endogenous PTH (1-84) with short-term action by blocking the calcium-sensing receptor in the parathyroid gland
  - Positive proof of concept established in a 12-week Phase IIa study
  - Phase IIb clinical program underway in Japan
  - Worldwide program anticipated to initiate in 2009

[1] Black D et al. NEJM 2003 Sep 25; 349(13):1207-1215.

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Sarcopenia: Selective Androgen Receptor Modulators Program Portfolio of selective androgen receptor modulators (SARMs) includes 3 clinical compounds Provides opportunities for sarcopenia, and to develop SARMs for different indications MK-2866 induces an increase in lean body mass (mean increase >1 kg compared to placebo) in two separate studies1,2 Valuable collaboration with GTx, Inc. Augments Merck's capabilities with complementary preclinical models and novel structural classes of molecules Molecular profiling guides development of SARMs with differential gene expression effects as compared to testosterone Vehicle Dihydroxy- testosterone SARMs Soleus Gene Expression in Ovariectomized Rat Model (Muscle) Decrease Increase 1GTx press release. Oct 13, 2008. 2Dalton JT. Presented at Endocrine Society 2007; Abstract #S41-2. GTx, Inc.

Respiratory Strategy Oral respiratory agents Once-daily 5-Lipoxygenase (5-LO) inhibitors MK-0633: Potential for incremental efficacy in asthma Building an inhalation platform for direct delivery MK-0476C: Combining two efficacious therapies Approval not anticipated prior to 2012 Developing future therapies with superior anti-inflammatory and disease modification effects Current Treatment Additional Mechanism Next Platform Next Innovation MK-0633 5-Lipoxygenase Inhibitor SARMs Potent anti-inflammatory Disease modification Leukotriene Inhibition Inhalation Platform Disease Modification MK-0476C Inhaled montelukast + inhaled corticosteroid

Leukotriene B4 5-Lipoxygenase Inhibition: Targets Pathway Responsible for Production of All Leukotrienes Arachidonic Acid Leukotriene B4 Leukotriene A4 Leukotriene C4 Nucleus BLT1 receptor BLT2 receptor Leukotriene E4 Leukotriene D4 Leukotriene C4 Airway smooth-muscle constriction Edema Eosinophil activation Neutrophil recruitment and activation CysLT1 receptor CysLT2 receptor ? ? SINGULAIR 5-Lipoxygenase

MK-0633: Once-Daily 5-Lipoxygenase Inhibitor Inhibition of 5-Lipoxygenase, the enzyme that catalyzes the formation of leukotrienes from arachidonic acid, is a validated target for the treatment of asthma Zileuton (four tablets daily) approved by FDA in 1996 MK-0633 Clinical Studies Underway Asthma: Phase IIb dose-ranging study ongoing Study targets patients with moderate to severe disease Data available in 2009 Chronic obstructive pulmonary disease: Phase IIa proof of concept study ongoing Data available in 2009

Cardiovascular Pipeline December 09, 2008 MK-6213 Atherosclerosis MK-0736* Hypertension MK-0859 Atherosclerosis (>2014) MK-1903 Atherosclerosis MK-0524A Atherosclerosis (2012) MK-7418 Acute Heart Failure (2009) MK-8984 Hypertension MK-3614 Hypertension MK-1597 Hypertension 2008 Phase I 2008 Phase II 2008 Phase III (Anticipated U.S. Filing) *planned start in 2008 MK-0524B Atherosclerosis (2012)

Cardiovascular Franchise Highlights Cardiovascular disease remains the number one cause of death in the United States1 Key elements of the cardiovascular disease strategy Develop new approaches for cardiovascular disease outcomes MK-0524A [+ B/C]: DP antagonist + extended release niacin [+ statin] MK-0859: CETP inhibitor Develop additional treatment options for patients with high cholesterol with our partner, Schering-Plough MK-0653C: cholesterol absorption inhibitor + atorvastatin Develop new therapies for the treatment of heart failure Rolofylline (MK-7418): selective adenosine A1 receptor antagonist Develop novel approaches to address unmet medical needs in the treatment of hypertension Only 35% of hypertensive patients in the U.S. have their blood pressure under control2,3 Multiple new mechanisms being evaluated in early clinical studies 1Heart Failure Fact Sheet, Centers for Disease Control and Prevention. Apr 2008. www.cdc.gov/nchs/data/nvsr/nvsr56/nvsr56_10.pdf. 2Chobanian, A et al. JAMA 2003;289:2560-71. 3Cutler et al. Hypertension 2008;52:818-827. Cardiovascular Franchise Highlights · Cardiovascular disease remains the number one cause of death in the United States1 · Key elements of the cardiovascular disease strategy – Develop new approaches for cardiovascular disease outcomes · MK-0524A [+ B/C]: DP antagonist + extended release niacin [+ statin] · MK-0859: CETP inhibitor – Develop another treatment option for patients with high cholesterol with our partner, Schering-Plough · MK-0653C: Cholesterol absorption inhibitor + atorvastatin – Develop new therapies for the treatment of heart failure · Rolofylline (MK-7418): Selective adenosine A1 receptor antagonist – Develop novel approaches to address unmet medical needs in the treatment of hypertension · Only 35% of hypertensive patients in the U.S. have their blood pressure under control2,3 · Multiple new mechanisms being evaluated in early clinical studies 1Heart Failure Fact Sheet, Centers for Disease Control and Prevention. Apr 2008. www.cdc.gov/nchs/data/nvsr/nvsr56/nvsr56_10.pdf. 2Chobanian, A et al. JAMA 2003;289:2560-71. 3Cutler et al. Hypertension 2008;52:818-827. 20

Lipid Management Beyond LDL-C There is a significant unmet medical need for reducing the risk of cardiovascular events NCEP, ISA and ESC guidelines identify patients with low HDL-C as at increased coronary heart disease risk Roughly 50 million Americans have low HDL-C (25% of adults) 100 160 220 85 0.3 0.4 0.55 65 0.4 0.65 0.9 45 0.65 1 1.6 25 1.3 1.6 2.7 HDL-C (mg/dL) Relative CHD Risk after 4 Years Source: Framingham Heart Study. LDL-C (mg/dL) Will add definition of NCEP, ISA and ESC NCEP: National Cholesterol Education Program ISA: International Symposium on Atherosclerosis ESC: European Society of Cardiology

MK-0524 Program: Comprehensive Approach to Lipid Management TREDAPTIVE (MK-0524A) Merck's extended release niacin combined with laropiprant, a novel flushing pathway inhibitor Approved in more than 30 countries worldwide Complete response from FDA MK-0524A Phase III Clinical Program Compared to placebo alone or on top of statins: 18% decrease in LDL-C 20% increase in HDL-C 26% decrease in triglycerides Significantly less flushing than extended release (ER) niacin or Niaspan Cardiovascular Outcomes trial (HPS2-THRIVE) ongoing MK-0524B: MK-0524A combined with simvastatin Evaluating formulation options MK-0524C: MK-0524A combined with atorvastatin Evaluating formulation options

MK-0524 Program: Cardiovascular Outcomes Study (HPS2-THRIVE) Purpose: To assess the effects of MK-0524A (2 g) versus placebo on the risk of major vascular events in patients at high risk of events and on LDL-C lowering treatment Worldwide trial conducted by Oxford University Clinical Trials Service Unit Initial enrollment goal of 20,000 patients Recently expanded to 25,000 patients to accelerate completion Current enrollment: >15,000 patients Data Safety Monitoring Board Meeting October 2008 Recommendation to continue trial Anticipate completion of the clinical trial in 2012

Anacetrapib (MK-0859): Cholesteryl Ester Transfer Protein (CETP) Inhibitor for Cardiovascular Disease Anacetrapib (MK-0859) is a selective, potent and reversible CETP inhibitor In preclinical studies, CETP-independent (i.e., off-target) effects observed with torcetrapib were not observed with anacetrapib1 In ex-vivo studies, cholesterol efflux from cells to HDL particles isolated from patients was enhanced following treatment with anacetrapib (300 mg) relative to placebo2 1Forrest MJ. Br J Pharm. 2008; 154:1465-1473. 2Unpublished experiments in collaboration with A. Tall (Columbia).

Anacetrapib (MK-0859): Cholesteryl Ester Transfer Protein (CETP) Inhibitor for Cardiovascular Disease Clinical experience through Phase IIb (>250 patients) Favorable lipid changes No increase in blood pressure; no changes in aldosterone; no changes in serum electrolytes Phase III study initiated April 2008 1,500 patients with coronary heart disease or coronary heart disease risk-equivalent disease Anacetrapib 100 mg once-daily tablet versus placebo (all patients receive statin therapy) Anticipated Efficacy Profile: ~40% reduction in LDL-C and ~100% increase in HDL-C Key Safety Parameters: Blood pressure, electrolytes and aldosterone Monitored by independent Data Safety Monitoring Board November 2008 DSMB Meeting: Recommendation to continue the trial Results will be reviewed before initiating Cardiovascular Outcomes Study Enrollment planned to begin in 2010

Heart Failure is a Common and Disabling Medical Condition Heart failure is the leading cause of hospitalization in patients over 65 years of age1 Current practice guidelines include treatment with diuretics, which is often associated with worsening renal function2 Treatment of acute heart failure patients requiring diuresis with progressive renal dysfunction is a significant unmet medical need Rolofylline (MK-7418, formerly KW-3902): potential first-in-class selective adenosine A1 receptor antagonist for acute heart failure Phase III program (n~2,000 patients) on target to complete enrollment 1Q 2009 NDA filing anticipated in 2009 Potential to be first major new acute heart failure therapy designed to preserve renal function and improve outcomes 1Centers for Disease Control: http://www.cdc.gov/DHDSP/library/fs_heart_failure.htm 2Executive Summary: HFSA . J Card Fail. 2006;12(1):10-38. Nieminen MS et al. ESC Guidelines. Eur Heart J. 2005;26:384-416. Hunt SA et al. ACC/AHA 2005 Guideline Update. Circulation 2005 Sep 20;112(12): e154-235.

Rationale for Therapies Designed to Improve/ Preserve Renal Function in Acute Heart Failure At the time of presentation, renal dysfunction is extremely common in patients with acute heart failure1 Worsening renal function commonly occurs during treatment of patients with acute heart failure2 Patients with acute heart failure who develop worsening renal function are at increased risk for death and re-hospitalization2-6 1Adapted from Heywood JT et al. J Card Fail. 2007;13(6):422-430. 2Gottlieb SS et al. J Card Fail. 2002;8(3):136-141. 3Damman K et al. J Card Fail. 2007;13(8):599-608. 4Metra M et al. Eur J Heart Fail. 2008;10:188-195. 5Nohria A et al. J Am Coll Cardiol. 2008;51(13):1268-1274. 6O'Connor CM et al. Am Heart J. 2008;156(4):662-673. Heart Failure Hospitalizations and Cardiovascular Mortality-Free Survival4 Proportion without Re-hospitalization or CV Death 1.0 0.8 0.6 0.4 0.2 0.0 0 180 360 Days 540 720 P <0.001 ? Creatinine <25% and/or <0.3 mg/dL ? Creatinine ^25% and/or ^0.3 mg/dL 55% 28%

Rolofylline (MK-7418): PROTECT Pilot Study Results1,2 Patients with acute heart failure and renal dysfunction Treatment groups (4-hour infusion, once daily for 3 days) Placebo or rolofylline (10 mg, 20 mg or 30 mg) Administered with IV loop diuretics Patients at high risk for seizures were excluded; patients at intermediate risk were treated prophylactically with lorazepam Pilot Dose-Ranging Study Results Compared to placebo, treatment with rolofylline resulted in: Greater proportion of patients with improved dyspnea Fewer patients with worsening heart failure Greater weight loss Generally well tolerated: No seizures seen in pilot study 1Massie BM. Presented at American College of Cardiology Annual Meeting. Apr 2008. 2Cotter G et al. J Card Fail. 2008;14(8):631-640.

Rolofylline (MK-7418): PROTECT Pilot Study Results1,2 Primary Endpoint Components of Primary Endpoint: Treatment Success on days 2 and 3 Patient-reported dyspnea moderately or markedly better than at study start; and not a treatment failure Unchanged Neither treatment success nor treatment failure Treatment Failure (any one of the following criteria): Death or readmission for heart failure through Day 7 Worsening symptoms of heart failure Persistent renal impairment (serum creatinine increases ^ 0.3 mg/dL at Day 7, confirmed at Day 14) 0 10 20 30 40 50 60 70 80 90 100 Placebo (n=78) 10 mg (n=74) 20 mg (n=75) 30 mg (n=74) Treatment Group % Subjects 1Massie BM. Presented at American College of Cardiology Annual Meeting. Apr 2008. 2Cotter G et al. J Card Fail. 2008;14(8):631-640.

Rolofylline (MK-7418): PROTECT Pilot Study Results1,2 Change in Renal Function -0.05 0 0.05 0.1 0.15 0.2 0.25 0.3 0.35 Day 2 Day 3 Day 7 Day 14 Mean Change in Serum Creatinine (mg/dL) Placebo (n=78) Rolofylline 10 mg (n=74) Rolofylline 20 mg (n=75) Rolofylline 30 mg (n=74) nominal p<0.05 for dose-related trend at Day 14 1Massie BM. Presented at American College of Cardiology Annual Meeting. Apr 2008. 2Cotter G et al. J Card Fail. 2008;14(8):631-640.

Rolofylline (MK-7418): PROTECT Pilot Study Results1,2 60-Day Outcomes Placebo* Rolofylline (MK-7418)* Rolofylline (MK-7418)* Rolofylline (MK-7418)* (n=78) 10 mg (n=74) 20 mg (n=75) 30 mg (n=74) Death or cardiovascular or renal rehospitalization† 33% 32% 24% 19% † 30 mg vs. placebo: HR 0.55 (95% CI = 0.28,1.04). * Treatment regimen: 4-hour infusion, once daily for three days, administered with IV loop diuretics. Placebo 10 mg 20 mg 30 mg Death 10% 12% 8% 5% Cardiovascular or renal rehospitalization 30% 22% 17% 16% 1Massie BM. Presented at American College of Cardiology Annual Meeting. Apr 2008. 2Cotter G et al. J Card Fail. 2008;14(8):631-640.

MK-0893 [G] Diabetes MK-0941 [I, G] Diabetes MK-1006 [I, G] Diabetes MK-4074 [S] Diabetes MK-8245 [S] Diabetes MK-0431C Sitagliptin + pioglitazone Diabetes (2011) 2008 Phase I 2008 Phase II 2008 Phase III (Anticipated U.S. filing) MK-0431D* Sitagliptin + simvastatin Diabetes (2010) MK-3577 [G] (back-up) Diabetes MK-5046 Obesity JANUMET 1st Line Diabetes 2008 U.S. Approvals JANUMET Sulfonylurea Diabetes Increased insulin secretion [I] Decreased glucose production [G] Increased insulin sensitivity [S] Diabetes & Obesity Pipeline December 09, 2008 JANUMET Extended Release* Diabetes (2011) *planned start in 2009 New indication or formulation

Diabetes & Obesity Franchise Strategy Develop new therapies for Type 2 diabetes mellitus to help patients achieve and maintain optimal glucose control across the spectrum of disease, with mechanisms that: Increase insulin secretion [I] Decrease glucose production [G] Increase insulin sensitivity [S] Build on the favorable efficacy and safety profile of JANUVIA with complementary combinations Discover and develop novel therapies for obesity

JANUVIA: Results of Pooled Safety Analysis1 Pooled analysis of >6,000 patients with Type 2 diabetes in the JANUVIA development program 12 Phase II/III studies of up to 2 years in duration with >3,400 patients on JANUVIA Overall, the incidence rates of adverse experiences were similar in patients treated with JANUVIA and in patients not treated with JANUVIA including incidence rates of: Serious adverse experiences Discontinuations due to adverse experiences Cardiac- and ischemia-related adverse experiences (including serious events) Infections (including types & severity of infections) The incidence rates of drug-related adverse experiences overall and discontinuation rates due to drug-related adverse experiences were higher in patients not treated with JANUVIA Primarily due to a higher incidence rate of hypoglycemia in patients treated with a sulfonylurea 1Williams-Herman D. BMC Endocrine Disorders 2008, 8:14

JANUVIA: Cardiovascular Outcomes Study TECOS: (A Randomized Placebo-Controlled Clinical Trial to Evaluate the Cardiovascular Outcomes with Treatment with Sitagliptin) Managed collaboratively by Duke Clinical Research Institute and the Oxford Diabetes Trial Unit ~14,000 patients with Type 2 diabetes and pre-existing cardiovascular disease with inadequate glycemic control Usual care with or without sitagliptin Aims for glycemic equipoise Composite cardiovascular endpoint: cardiovascular-related death, nonfatal heart attack, nonfatal stroke and unstable chest pain or angina requiring hospitalization On target to start December 2008 ~2 year enrollment and ~4-5 year follow-up anticipated

JANUVIA: Extended Release Formulation and New Phase III Fixed-Dose Combination Programs Planned JANUMET Extended Release Formulation Once-daily, extended release formulation of metformin U.S. filing anticipated 2011 MK-0431C: Sitagliptin + pioglitazone (PPAR?) NDA filing anticipated 2011 MK-0431D: Sitagliptin + simvastatin Heart Protection Study demonstrated simvastatin reduced cardiovascular disease risk regardless of baseline cholesterol in patients with Type 2 diabetes NDA filing anticipated in 2010

Infectious Disease Pipeline
December 09, 2008

2008 Phase I	2008 Phase II	2008 Phase III (Anticipated U.S. filing)	2008 FDA Submission
MK-1682 Bacterial Infection	**MK-7009** Hepatitis C	◤ **ISENTRESS QD** HIV AIDS (2011)	◤ **ISENTRESS** Treatment Naïve
MK-3281 Hepatitis C			
MK-1220 (back-up) Hepatitis C			
MK-6186 HIV			

◤ New indication or formulation

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Infectious Disease Franchise Strategy Comprehensive approach to discovery and development of antiviral therapies for HIV and HCV Expanding indications for ISENTRESS Combination approaches to treat hepatitis C infection Focused discovery and development efforts to develop novel mechanism antibacterials and antifungals

ISENTRESS: Novel Integrase Inhibitor for HIV-1 Infection 2008 Clinical Program Highlights Treatment-experienced patients 48-week data demonstrate sustained antiretroviral efficacy and favorable safety results New indication in treatment-naive patients filed Phase II 96-week data demonstrate potent and sustained antiretroviral efficacy and favorable safety profile Phase III Study (STRTMRK) 48-week data confirm efficacy and safety FDA PDUFA: July 2009 Phase III study (QDMRK) initiated to evaluate 800 mg once daily Evaluation of new treatment paradigms underway ISENTRESS: Novel Integrase Inhibitor for HIV-1 Infection · 2008 Clinical Program Highlights – Treatment-experienced patients · 48-week data demonstrate sustained antiretroviral efficacy and favorable safety results – New indication in treatment-naïve patients filed · Phase II 96-week data demonstrate potent and sustained antiretroviral efficacy and favorable safety profile •Phase III Study (STARTMRK) 48-week data confirm efficacy and safety •FDA PDUFA: July 2009 – Phase III study (QDMRK) initiated to evaluate 800 mg once daily – Evaluation of new treatment paradigms underway

Phase III Study (STRTMRK): Antiretroviral Efficacy of ISENTRESS in Treatment-Naive Patients Confirmed Percent of Patients with HIV RNA <50 copies/mL Percent of Patients with HIV RNA <400 copies/mL Change from baseline CD4 Cell Count (cells/mm3) -25 0 25 50 Favors ISENTRESS Favors Efavirenz Summary of Key Efficacy Analyses at Week 48 *In combination with TDF/FTC Lennox J. Presented at ICAAC-IDSA. Oct 2008; Abstract H896a. Weeks ISENTRESS 400 mg b.i.d.* Efavirenz 600 mg q.h.s.* Percent of Patients with HIV RNA <50 Copies/mL 0 2 4 8 12 16 24 32 40 48 0 20 40 60 80 100 82% ^ (95% CI) = 4 (-2; 10) Non-inferiority p-Value <0.001 86% Effect on HIV RNA 0 2 4 8 12 16 24 32 40 48 0 50 100 150 200 Mean Change from Baseline CD4 Cell Count (cells/mm3) 189 163 Effect on CD4 Counts ISENTRESS 400 mg b.i.d.* Efavirenz 600 mg q.h.s.* Weeks Phase III Study (STARTMRK): Antiretroviral Efficacy of ISENTRESS in Treatment-Naïve Patients Confirmed Effect on HIV RNA Percent of Patients with HIV RNA <50 Copies/mL ? (95% CI) = 4 (-2; 10) Non-inferiority p-Value <0.001 ISENTRESS 400 mg b.i.d.* Efavirenz 600 mg q.h.s.* Weeks Summary of Key Efficacy Analyses at Week 48 Percent of Patients with HIV RNA <50 copies/mL Percent of Patients with HIV RNA <400 copies/mL Change from baseline CD4 Cell Count (cells/mm3) Favors Efavirenz Favors ISENTRESS Effect on CD4 Counts Mean Change from Baseline CD4 Cell Count (cells/mm3) Weeks ISENTRESS 400 mg b.i.d.* Efavirenz 600 mg q.h.s.* *In combination with TDF/FTC Lennox J. Presented at ICAAC-IDSA. Oct 2008; Abstract H896a.

Phase III Study (STARTMRK): Favorable Adverse Experience Profile

Lipid Profile After 48 Weeks Therapy



Mean Change from Baseline (mg/dL)
40
30
20
10
0
-10
‡
‡
‡
‡
‡p<0.001
Total Cholesterol
HDL-C
LDL-C
Triglyceride

ISENTRESS* Efavirenz*

*In combination with TDF/FTC

CNS Adverse Events Cumulative



% Patients with CNS Adverse Events
25
20
15
10
5
0
**p=0.015
***p=0.004
**
***
Through 8 weeks
Through 48 weeks

Lennox J. Presented at ICAAC-IDSA. Oct 2008; Abstract H896a.

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ISENTRESS Clinical Development Program Evaluation of Once-Daily Regimen Underway ISENTRESS once-daily regimen based on comparable drug exposure with 400 mg twice daily and 800 mg once daily In vitro, the complex between ISENTRESS and the HIV integrase pre-initiation complex is long lived1 Possible explanation for the lack of correlation between treatment outcome and plasma trough concentrations in population pharmacokinetic analyses Increases confidence in once-daily regimen Time (min) 0 500 1000 1500 2000 2500 0.0 0.2 0.4 0.6 0.8 1.0 Fraction Bound T1/2 ~7 hours at 37?C ISENTRESS exhibits a long off-rate from pre-initiation complexes assembled in vitro1 1Hazuda D. Presented at ICAAC-IDSA. Oct 2008; Abstract H-898. ISENTRESS Clinical Development Program Evaluation of Once-Daily Regimen Underway• ISENTRESS once-daily regimen based on comparable drug exposure with 400 mg twice daily and 800 mg once daily · In vitro, the complex between ISENTRESS and the HIV integrase pre-integration complex is long lived1– Possible explanation for the lack of correlation between treatment outcome and plasma trough concentrations in population pharmacokinetic analyses – Increases confidence in once-daily regimen ISENTRESS exhibits a long off-rate from pre-integration complexes assembled in vitro1 Time (min)1Hazuda D. Presented at ICAAC-IDSA. Oct 2008; Abstract H-898.

Once-Daily ISENTRESS Study Phase III Study (QDMRK) initiated 4Q2008 Double-blind, randomized study of efficacy, safety and tolerability Patient population: ~750 treatment-naive HIV-infected patients Study monitored by external Data Safety Monitoring Board Treatment arms: ISENTRESS 800 mg once daily + Truvada ISENTRESS 400 mg twice daily + Truvada Primary endpoint: HIV RNA <50 copies/mL, evaluation of safety and tolerability Filing anticipated 2011

HIV New Treatment Paradigms and Combination Therapy Strategy

- Switch from Kaletra regimen to ISENTRESS regimen
  - Goal: Demonstrate sustained viral suppression and improvement in lipid profile
    - Phase III Switch Program
    - Complete results available December 2008
- Nucleoside Reverse Transcriptase Inhibitor-Sparing regimen
  - Collaborative study with Abbott currently underway
    - ~200 treatment-naïve patients with HIV-1 RNA ≥ 1000 copies/mL
    - Kaletra + ISENTRESS ***versus*** Kaletra + Truvada
- Nucleoside Reverse Transcriptase Inhibitor- and Ritonavir-Sparing regimen
  - Collaborative Phase II Study with Bristol-Myers Squibb currently underway
    - ~ 90 treatment-naïve patients with HIV-1 RNA ≥5000 copies/mL
    - Atazanavir + ISENTRESS ***versus*** Atazanavir + Ritonavir + Truvada

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Hepatitis C Viral Infection: A Global Health Challenge

- Hepatitis C virus (HCV) infection affects an estimated 130 million people worldwide (2.7 million people with active infection in the U.S.)[1]
- Current HCV treatment includes 6- to 12-month combination therapy with subcutaneous injections of pegylated interferon-α and oral ribavirin
  - Overall, only 40-60% of treated patients have no detectable virus 6 months after completion of therapy
  - Current treatments are poorly tolerated
    - Approximately 75% experience systemic adverse experiences
  - Approximately 2% of HCV infected patients are treated in the U.S., Europe and Japan[2]

[1] Perz JF et al. Journal of Hepatology 2006;45:529–538.
[2] Decision Resources, Patient Base, 2006.

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MK-7009: Protease Inhibitor for the Treatment of Hepatitis C Infection

- MK-7009 is a potent, selective, non-covalent protease (NS3/4) inhibitor for hepatitis C infection
  - Twice-daily dosing
- Phase I study results
  - In treatment-naïve or treatment-experienced patients infected with HCV genotype 1 (baseline HCV RNA $\geq 10^6$ IU/mL):
    - MK-7009 elicited rapid viral RNA decreases at all doses studied
    - MK-7009 was generally well tolerated
- Phase II study with MK-7009 in combination with pegylated interferon-α and ribavirin ongoing
- FDA fast track designation

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Treatment Period Lawitz E. Presented at American Association for the Study of Liver Diseases (AASLD). Nov 2008. MK-7009: Potent HCV NS3/4 Protease Inhibitor Phase I Study - Effect on HCV RNA MK-7009 Low Dose (b.i.d.) MK-7009 Medium Dose (b.i.d.) MK-7009 High Dose (b.i.d.) Placebo 1 2 3 4 5 8 9 10 12 14 15 22 Days Since Randomization -5 -4 -3 -2 -1 0 1 Change from Baseline in Log10 HCV RNA

MK-4305 Insomnia MK-3207 (back-up) Migraine MK-0974 Migraine (2009) MK-0594 Psychiatric Disease MK-6096 (back-up) Insomnia MK-8998 Psychiatric Disease MK-0249 Neurologic Disease MK-5757 Psychiatric Disease MK-8368 Psychiatric Disease MK-7288 (back-up) Neurologic Disease V950 Alzheimer's Disease Neuroscience Pipeline December 09, 2008 MK-5395 Neurologic Disease 2008 Phase I 2008 Phase II 2008 Phase III (Anticipated U.S. Filing)

Neuroscience Franchise Strategy New approach to the treatment of migraine Telcagepant (MK-0974): First-in-class oral antagonist of calcitonin gene-related peptide (CGRP) MK-3207: High potency CGRP antagonist with potential for increased efficacy, as well as multiple formulation and/or combination therapy approaches Develop new approaches for the treatment of sleep disorders MK-4305: Potent and selective orexin antagonist for insomnia Multiple novel mechanisms in preclinical and early clinical development High priority to discover and develop novel approaches for the treatment of Alzheimer's disease and schizophrenia

Role of Calcitonin Gene-Related Peptide (CGRP) Receptor Antagonists in Migraine

- Triptans are a first-line treatment for migraines
  - Side-effects (e.g., chest pain, pressure, asthenia, paraesthesia, dysaesthesia and hyperaesthesia, throat tightness)
  - Triptans are vasoconstrictors
    - Contraindicated in patients with history, symptoms or signs of ischemic cardiac, cerebrovascular or peripheral vascular disease
  - Serotonin syndrome risk when triptans are used in combination with SSRIs or SNRIs
- CGRP is a potent neuropeptide neurotransmitter
  - Released from peripheral and central nerve endings during migraine and cluster headache
- CGRP receptor antagonists
  - Block the action of CGRP, thus inhibiting migraine pain transmission
  - Inhibit vasodilation



Cerebral Artery
CGRP
CGRP Receptor
Telcagepant
Peripheral
CGRP
CGRP Receptor
Telcagepant
Central

SSRI – Selective serotonin reuptake inhibitor.
SNRI – Serotonin-norepinephrine reuptake inhibitor.

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Novel CGRP PET Ligand: Receptor Occupancy of Rhesus Brain CGRP Receptors is Blocked by MK-3207 Investigate central sites of action of CGRP antagonists Link clinical antimigraine efficacy to potency at peripheral and central sites Blockade with CGRP Antagonist Coronal Sagittal Baseline before Drug MRI + + Trigeminal Nuclei [11C] CGRP Receptor PET Tracer (Rhesus) Increasing Plasma Concentration High Uptake Low Uptake 0 0.5 1.0 1.5 2.0

MK-0974 (Telcagepant): Phase III Program Confirms Efficacy in Patients with Migraine Telcagepant (MK-0974) Phase III Study Results: Comparable efficacy of 300 mg to high-potency triptan (zolmitriptan 5 mg) Generally well tolerated and potential to address liabilities of existing therapies Overall adverse event rates comparable to placebo and lower than zolmitriptan 5 mg Common triptan side-effects (e.g., chest pain, pressure, asthenia, paraesthesia, dysaesthesia and hyperaesthesia, throat tightness) not observed Solid oral dosage formulation developed Anticipate filing in 2009

MK-0974 (Telcagepant) Phase III Study: Acute and Sustained Efficacy in Patients with Acute Migraine * p<0.001 Telcagepant 150 mg versus zolmitriptan pairwise comparisons ; ** p<0.010 versus placebo; *** p<0.001 versus placebo. Results from Protocol 011 and Protocol 016 - Protocol 011: Ho T et al. The Lancet 2008 Nov 25; Published online; Protocol 016: Ho T et al. Presented at the European Headache/Migraine Trust International Congress. Sep 2008. Pain Relief *** *** *** Acute Efficacy (2 Hours) 56.4 55.0 49.8 27.7 0 10 20 30 40 50 60 70 80 Placebo MK-0974 150 mg MK-0974 300 mg Zolmitriptan 5 mg *** *** *** Sustained Efficacy (48 Hours) 13.5 25.7 31.3 28.8 0 10 20 30 40 50 Placebo MK-0974 150 mg MK-0974 300 mg Zolmitriptan 5 mg Pain Freedom *** *** ** 31.3 26.9 17.2 9.6 0 10 20 30 40 50 60 70 80 Placebo MK-0974 150 mg MK-0974 300 mg Zolmitriptan 5 mg *** * *** 4.1 7.7 18.4 13.2 0 10 20 30 40 50 Placebo MK-0974 150 mg MK-0974 300 mg Zolmitriptan 5 mg

MK-0974 (Telcagepant) Phase III Study: Clinical Adverse Experience Summary (within 14 days post-dose) Placebo (N=715) Telcagepant 150 mg (N=715) Telcagepant 300 mg (N=722) Zolmitriptan 5 mg (N=349) 50.7 36.7 31.7 32.2 21.0 20.0 40.9 24.2 Any Adverse Experience With Drug-Related Adverse Experience Proportion of Patients (%) 0 10 20 30 40 50 60 Results from Protocol 011 and Protocol 016 Protocol 011: Ho T et al. The Lancet 2008 Nov 25; Published online; Protocol 016: Ho T et al. Presented at the European Headache/Migraine Trust International Congress. Sep 2008. 107

MK-0974 (Telcagepant) Phase III Study: Clinical Adverse Events (^2% and ^2x placebo) Zolmitriptan 5 mg (n=345) (%) MK-0974 300 mg (n=722) (%) Placebo (n=715) (%) Dizziness 11.0 5.4 4.5 Fatigue 7.0 5.5 3.1 Paraesthesia 5.2 1.9 2.0 Chest discomfort 2.9 0.7 0.1 Throat tightness 2.6 0.3 0.0 Myalgia 2.3 0.1 0.1 Feeling hot 2.0 0.4 0.1 For MK-0974 300 mg, no adverse events were ^ 2% and ^ 2x placebo Results from Protocol 011 and Protocol 016 Protocol 011: Ho T et al. The Lancet 2008 Nov 25; Published online; Protocol 016: Ho T et al. Presented at the European Headache/Migraine Trust International Congress. Sep 2008.

MK-3207: High-Potency Oral CGRP Receptor Antagonist MK-3207 potently blocks the peripheral actions of CGRP (capsaicin-induced vasodilation) in humans High potency may afford opportunities for Potential increased efficacy Multiple formulations Single tablet combinations Phase III initiation expected in 2009 MK-3207 + capsaicin 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 Baseline Capsaicin 0.25 mg 2.0 mg 20 mg 40 mg Blood flow (Arb U.)

MK-4305 Orexin Neuropeptide: Potential New Approach to the Treatment of Insomnia

- Insomnia is the most common sleep complaint across all stages of adulthood[1]
- There are significant liabilities associated with currently available therapies for insomnia
- MK-4305: Potential new approach to the treatment of insomnia
  - Orexin neuropeptides are produced by cells in the hypothalamus and play a critical role in maintaining arousal
  - Orexin antagonists selectively target the brain's arousal system and provide the potential to address liabilities of current therapies
  - Blockade of orexin receptors promotes sleep
    - Shortens sleep onset time
    - Reduces wake time after sleep
    - Increases total sleep time
  - Phase IIb Study underway


Orexin
Neurons

[1] http://consensus.nih.gov/2005/2005InsomniaSOS026html.htm
Adapted from Sukurai T. Nature Reviews Neuroscience 2007;8:171-181.

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MK-4305: Results of Early Clinical Study in Healthy Volunteers Efficacious dose with no detectable next-day residual effect identified Placebo 10 mg 50 mg 100 mg 0 5 10 15 20 25 30 Time (minutes) Latency to Persistent Sleep Wake after Sleep Onset Slow Wave Activity REM Activity 0 20 40 60 80 100 120 No disruption of sleep architecture at doses promoting sleep

V934/V935 Cancer MK-1775 Cancer MK-0752 Cancer MK-0646 Colorectal Cancer MK-4827 Cancer MK-8669 Sarcoma (2010) 2008 Phase I 2008 Phase II 2008 Phase III (Anticipated U.S. Filing) ZOLINZA Multiple Myeloma (2010) ZOLINZA Mesothelioma (2011) MK-8033 Cancer MK-4101 Cancer MK-2206 Cancer MK-5108 Cancer EMEND for Injection (MK-0517) CINV 2008 U.S. Approvals MK-8669 Endometrial Cancer MK-8669 Prostate Cancer MK-0646 Lung Cancer Oncology Pipeline December 09, 2008 New indication or formulation MK-8669 Breast Cancer

Merck Oncology Franchise Strategy Develop novel cancer therapies for defined subpopulations, incorporating molecular profiling Use pathway knowledge of master circuits on which cancer cells depend to develop combinations of inhibition that may have unique benefits Build clinical alliances with cancer centers to profile tumors and link them with outcomes to provide knowledge regarding novel therapies for subpopulations

Targeting the PI3Kinase Pathway: Therapies That Leverage Cross-Talk Between EGF and IGF-1 Receptors

Pierre Fabre

- Insulin-like growth factor-1 receptor (IGF-1R) is over-expressed or up-regulated in a variety of human malignancies[1]
  - Proximal regulator of PI3K and RAS signaling pathways
  - Potential synergy with EGFR inhibitors
- IGF-1R promotes cell growth, inhibits apoptosis, and regulates cell adhesion and motility[1]
- Blockade of IGF-1R demonstrated antitumor activity in preclinical cancer xenograft models[2] and is a validated target for therapeutic intervention
- MK-0646 is a monoclonal antibody targeting the IGF-1R



EGFR
ErbB3
IGF-IR
P
P
p85
p85
P
IRS-1
P
PI3K p110
PI3K p110
Erk
Akt
Akt

Guix, M., et al. J Clin Invest (2008) 118,7,2609-2619.

[1]Pollak MN et al. Nature Reviews Cancer 2004 Jul;4:505-518.
[2]Burtrum D et al. Cancer Res 2003 Dec 15;63:8912-8921.

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MK-0646 (IGF-1R Monoclonal Antibody): Regression of Naturally Occurring Ileocecal Adenocarcinoma in Rhesus Monkeys

Pierre Fabre



Animal A
Baseline
Day 9
Day 38
8
0
SUV

10 mg/kg once weekly, six weeks.

- Naturally occurring ileocecal adenocarcinomas observed in aged rhesus monkeys (n=3)
  - Strong immunostaining for IGF-1R
- Treatment with MK-0646 10 mg/kg once weekly for 6 weeks
  - Tumor regression detected by computed tomography imaging in 2/3 monkeys
    - Early responses by [18F]FDG PET were observed
    - Non-responder developed anti-human antibodies

SUV = Standardized Uptake Value

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MK-0646: Humanized Monoclonal IGF-1R Antibody

Pierre Fabre

- Phase I Study Results[1,2]
  - Generally well tolerated at targeted doses defined by pharmacokinetic data
    - Hyperglycemia well controlled with oral antihyperglycemic agents
  - Pharmacodynamic evidence of activity: downregulation of IGF-1R expression in tumors
- Registration Study in Metastatic Colon Cancer
  - In combination with cetuximab and irinotecan in patients with RAS wild-type cancers
    - Potential synergy with EGFR inhibitor
  - Potential to be the first IGF-1R inhibitor with colorectal cancer indication
- Dual targeting of the PI3 kinase pathway
  - Combination study of MK-0646 and MK-8669 (deforolimus) in progress

[1] Atzori F et al. Presented at American Society of Clinical Oncology (ASCO). May 2008.
[2] Hidalgo M et al. Presented at ASCO. May 2008.

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Deforolimus (MK-8669): Oral mTOR Inhibitor for Cancer mTor signaling is activated in essentially all tumor types and plays a central role in cell growth, division, and metabolism and in angiogenesis Deforolimus Early Clinical Studies Summary1 Anti-tumor activity demonstrated in a variety of solid and hematologic malignancies Generally well tolerated at doses that exhibit anti-tumor activity Principal side effect is mouth sores Phase III Study (SUCCEED) in patients with metastatic soft-tissue or bone sarcomas underway Fast Track designation by FDA NDA filing anticipated in 2010 Additional Phase II clinical studies initiated in 2008 Breast cancer study: metastatic HER2+ breast cancer patients who have developed resistance to trastuzumab Metastatic or recurrent endometrial cancer Hormone-refractory prostate cancer (in combination with bicalutamide) ARIAD 1Mita MM et al. Presented at ASCO. May 2008. Deforolimus (MK-8669): Oral mTor Inhibitor for Cancer · mTor signaling is activated in essentially all tumor types and plays a central role in cell growth, division, and metabolism and in angiogenesis · Deforolimus Early Clinical Studies Summary1 –Anti-tumor activity demonstrated in a variety of solid and hematologic malignancies –Generally well tolerated at doses that exhibit anti-tumor activity ·Principal side effect is mouth sores · Phase III Study (SUCCEED) in patients with metastatic soft-tissue or bone sarcomas underway –Fast Track designation by FDA –NDA filing anticipated in 2010 · Additional Phase II clinical studies initiated in 2008 – Breast cancer study: Metastatic HER2+ breast cancer patients who have developed resistance to trastuzumab – Metastatic or recurrent endometrial cancer – Hormone-refractory prostate cancer (in combination with bicalutamide) 1Mita MM et al. Presented at ASCO. May 2008.

Oral Deforolimus (MK-8669): Phase I/II Results1 Oral formulation developed to provide dosing flexibility and patient convenience Seven schedules of administration evaluated in Phase I trial in patients with advanced/refractory cancers Phase II/III dose selected: 40mg daily x 5/7 days Cumulative weekly dose higher than competitor compounds % Change from Baseline (Tumor Size) Increased Size Decreased Size Evaluable Population All dose schedules (n=97) 100 80 60 40 20 0 -20 -40 Sarcoma subset All dose schedules (n=61) 100 80 60 40 20 0 -20 -40 Sarcoma Subset 40 mg x 5 days cohort (n=11) 100 80 60 40 20 0 -20 -40 ARIAD 1Mita MM et al. Presented at ASCO. May 2008.

ZOLINZA: First in Class Histone Deacetylase Inhibitor Approved by FDA in 2006 for cutaneous T-cell lymphoma ZOLINZA: Ongoing Registration Trials Multiple Myeloma in combination with bortezomib (2nd line; 3rd line) Mechanistic rationale for dual inhibition of proteasome (bortezomib) and aggresome (ZOLINZA) to prevent compensatory survival mechanisms Preclinical evidence of synergy Mesothelioma as monotherapy (2nd line) ZOLINZA trials in collaboration with NCI/CTEP > 1,000 patients treated in Phase I/II trials involving multiple indications and combinations 1Pei X-Y et al. Clin Cancer Res. 2004 Jun 1;10:3839-3852. 2Maharaj L et al. Blood (ASH Annual Meeting Abstracts) 2006;108:Abstract 2604.

Replicate Phase I Trials1,2: Efficacy of ZOLINZA + Bortezomib in Patients with Multiple Myeloma MRL Phase I Study (N=34) 53% overall response rate National Cancer Institute Phase I Study (N=23) 39% overall response rate Registration trials underway Advanced disease Second-line therapy 1Badros Z et al. Haematologica 2008;93(S1): 0642. 2Weber D et al. 50th ASH Annual Meeting. Dec 2008 (871). # Patients NCI Phase I Study 0 2 4 6 8 10 Complete Response Partial Response Minor Response Stable Disease Progressive Disease Not Evaluable # Patients MRL Phase I Study 0 2 4 6 8 10 Complete Response Partial Response Minor Response Stable Disease Progressive Disease Not Evaluable Prior Bortezomib Refractory to Bortezomib

Merck Oncology Summary: Targeted Clinical Proof of Concepts (2008-2010)

Proof of Concept Achieved

2008	2009	2010
		MK-0646 (IGF-1R) Colorectal Cancer
		MK-8033 Gastric Cancer
ZOLINZA Myelodysplastic Synd.	ZOLINZA NSCLC (Gem/Cis)	MK-8669 (mTor) NSCLC
ZOLINZA Multiple Myeloma	MK-0646 (IGF-1R) NSCLC	MK-8669 (mTor) with Bevacizumab
ZOLINZA Mesothelioma	MK-8669 (mTor) Endometrial Cancer	MK-8669 (mTor) Her2- Breast Cancer
ZOLINZA Non-Hodgkins Lymphoma	MK-8669 (mTor) Her2+ Breast Cancer	MK-8669 (mTor) Hormone Resistant Prostate Cancer

NSCLC = non-small cell lung cancer
Gem = Gemcitabine
Cis = Cisplatin

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Vaccine Pipeline December 09, 2008 2008 Phase II 2008 Phase III†(Anticipated U.S. Filing) 2008 U.S. Submission 2008 U.S. Approval V419 Pediatric Vaccine V503 HPV Vaccine (2012) GARDASIL Males* GARDASIL Vulvar & Vaginal Cancer V710 Staph VaccineZOSTAVAX 50-59 years (2010) GARDASIL Women 27-45 yrs *planned submission in 2008New indication or formulation †HEPLISAV (Hepatitis B vaccine containing novel adjuvant) on FDA clinical hold

Vaccine Franchise Strategy Expanding indications for recently launched vaccines GARDASIL New indication in males Expand current indication to women to 45 years V503: HPV vaccine 9-valent vaccine for broader coverage ZOSTAVAX Expand current indication to 50-59 years Development of new vaccines to prevent medically important infectious diseases V710: S. aureus vaccine

HEPLISAV (V270): Phase III Hepatitis B Vaccine Containing Novel Adjuvant

Dynavax

Remains on Clinical Hold

- November 2007: HEPLISAV licensed from Dynavax
  - Contains HBsAg and immunostimulatory sequences (target toll-like receptor 9 on dendritic cells)
- March 2008: FDA placed HEPLISAV on clinical hold to review preclinical and clinical safety data, including all information related to a single case of Wegener's granulomatosis reported in a recipient of HEPLISAV in Phase III trial
- October 2008: FDA response following review of additional information
  - "With the availability of two licensed vaccines against Hepatitis B that have well-characterized safety and efficacy, the balance of risk versus potential benefit no longer favors continued clinical development of your product among healthy adults and children."
  - Further plans under evaluation
- Alum remains the only vaccine adjuvant with FDA approval

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GARDASIL: Expanding Indications 2008: New indications and long-term evaluation Approved new indication for prevention of vulvar and vaginal cancer Phase II extension data with no breakthroughs through five years added to label 2008: New indications submitted for FDA review Efficacy in adult women through 45 years Efficacy in males On target for submission to FDA in December 2008

GARDASIL: Anamnestic Response 5 Years After Initial Vaccination* (3-dose regimen)1 1Olsson S-E et al. Vaccine 2007;25:4931-4939. 1 23 67 12 18 24 30 36 54 60 61 10000 1000 100 10 HPV11 Time Since Initial Vaccination (Months) 1000 100 10 1 23 67 12 18 24 30 36 54 60 61 HPV18 *Using the Phase III dose formulation (which is the marketed dose of GARDASIL) Extension Study Extension Study 0-6 month 7 - 36 month 3 years 5 years Placebo (n) 275 256 127 120 Vaccine* (n) 276 256 114 104 Geometric Mean Titer, mMU/mL Time Since Initial Vaccination (Months) 10000 1000 100 10 1 2 3 6 7 12 18 24 30 36 54 60 61 Vaccination HPV16 HPV Type Placebo 1 23 10000 1000 100 10 67 12 18 24 30 36 54 60 61 HPV6

GARDASIL: Results in Women Aged 24-45[1]

Combined Incidence of HPV 6/11/16/18-Related Persistent Infection or Cervical/Vulvar/Vaginal Disease (primary per-protocol population)

Population	GARDASIL	Placebo	Efficacy	95% CI	P-value
Adult Women†	4	41	91%	74, 98	<0.001
Young-Adult Women‡*	1	26	96%	78, 100	<0.001

*Subjects 16-23 years of age are from prior analyses and are included for comparison

† 24- to 45-year-old women; mean of 1.65 years follow-up

‡ 16- to 23-year-old women; mean of 2.33 years follow-up*

CI = confidence interval.

[1]Luna J et al. International Papillomavirus Conference, Nov 2007.

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GARDASIL: Phase III Efficacy Study in Males1 n Number of cases Person years at risk Incidence rate /100 person years at risk Observed efficacy 95% CI P-Value GARDASIL N=2,025 1,397 3 2,830.9 0.1 Placebo N=2,030 1,408 31 2,812.2 1.1 N=number of subjects randomized to vaccine group who received at least 1 injection n= number of subjects who had at least one follow-up visit after month 7 1Giuliano AR et al. Presented at EUROGIN, Nov 2008. Abstract SS19-7. GARDASIL reduced external genital lesions caused by HPV Types 6, 11, 16 & 18 External genital lesions defined as condyloma, penile intraepithelial neoplasia (PIN) or cancer 90.4% 69.2, 98.1 <0.001

V503: 9-Valent HPV Vaccine Expanding Protection for Cancer-Causing HPV Types GARDASIL (HPV types 6, 11, 16 & 18) HPV Types 16 & 18 cause ~70% of cervical cancer V503: 9-Valent HPV Vaccine Additional HPV types: 31, 33, 45, 52 & 58 After HPV 16 & 18, these types are the most common cancer-causing types Together with HPV 16 & 18, these types cause ~87% of cervical cancer HPV types included (contained in GARDASIL): 6, 11, 16 & 18 HPV types 6 & 11 cause 90% of genital warts Phase III clinical trial underway Anticipate filing BLA in 2012

ZOSTAVAX: Efficacy Study in Subjects Aged 50-59 Ongoing Approximately 1 million cases of herpes zoster occur annually in the U.S.1 Large Phase III clinical study to evaluate the efficacy, immunogenicity, safety and tolerability of ZOSTAVAX in subjects aged 50-59 underway Enrollment complete n > 20,000 Event-driven study Anticipate filing new indication: 2010 1From http://www.cdc.gov/vaccines/vpd-vac/shingles/dis-faqs.htm 2Hope-Simpson RE. Postherpetic Neuralgia. J. Royal College of General Practitioners 1975; 25:571-575. Herpes Zoster Postherpetic Neuralgia (pain lasting ?30 days) Occurrence by Age Rate per 1000 per annum 0 10 20 30 40 50 60 70 80+ 10 8 6 4 2 0 Age (years) Epidemiology of Herpes Zoster and Postherpetic Neuralgia2

Staphylococcus aureus Causes Severe Infections S. aureus can cause serious disease with infections that range from localized skin infections to septic shock Methicillin-resistant S. aureus (MRSA) is a major cause of hospital-acquired staphylococcal diseases1,2 In 2007, over 60% of S. aureus infections were MRSA, up from 2% in 1974 Increases in community-associated MRSA infections confirm that this disease is no longer confined to hospital and health care institutions3 1Noskin GA et al. CID 2007;45(9):1132-1140. 2Noskin GA et al. Arch Intern Med. 2005;165:1756-1761. 3 Klevens RM et al. JAMA 2007;298(15):1763-1771.

S. aureus Target Isolation: A Rational, Systematic Approach



Antigen Identification
Humans exposed to S. aureus
Antibodies
Antigen screens
Surface display
Pathogen genome
ORF
100-200 ORFs
Antigenome
Antigen Validation
Gene conservation
Peptide serology
Surface location
OPA or OPK
High priority antigens
Recombinant proteins
Protection in mice
Protective vaccine candidates



S. aureus Antigen Collection
2,721
106
50
1 (IsdB)

- IsdB expressed and highly conserved in all tested *S. aureus* isolates (including MRSA and VISA strains)
- Vaccine-induced protection demonstrated in 3 rodent models
  - Antibody titer correlates with protection
  - Anti-IsdB antibodies have functional (opsonophagocytic) activity
- IsdB discovered by Intercell and licensed to Merck in 2004 on an exclusive worldwide basis
- *S. aureus* passaged 10X in IsdB-immunized mice did not develop resistance to IsdB vaccination

Etz H et al. PNAS 2002; 99:6573-6578. Henics T et al. BioTechniques 2003;35:196-20; Meinke A et al. Curr Opin Microbiol. 2004; 7:314-320; Kuklin NA et al. Infect. Imm. 2006 Apr;74(4):2215-2223.
ORF = Open Reading Frame; OPA = opsonophagocytic activity; OPK = opsonophagocytic killing;
VISA = vancomycin-intermediate *S. aureus*

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V710: S. aureus Vaccine Phase I Clinical Study1 Immunogenicity based on LUMINEX assay of total IgG against IsdB antigen 1Harro et al. Inter. Sym. Staph & Staph Infect (ISSSI), Sep 2008. Clinical Study Results Anamnestic response detected as early as 10 days Sustained immune response over at least 84 days Relative Day to Vaccination Geometric Mean Concentrations (GMC, µg/mL) 10 50 100 150 V710 60 ?g (n=41) Placebo (n=10) Baseline 10 14 28 84

GMC (µg/mL) of anti-IsdB Ab 1Harro et al. Inter. Sym. Staph & Staph Infect (ISSSI), Sep 2008. GMC = geometric mean concentrations 2Merck internal data Serosurvey Study of S. aureus Infections Comparison with V710 Phase I Results Epidemiology studies show that IsdB antibody titers are elevated during acute S. aureus infections Serosurvey Study2 Objective: To describe the IsdB-specific immune response to naturally occurring infections in hospitalized patients Case/control design (target N=50 per group): Cases: S. aureus infection Controls: Other single-pathogen bacterial infections (non-S. aureus) Non-Staph Day 10 (control) V7101 Day 28 0 50 100 150 V7101 Day 14 Staph Day 10 IsdB-specific immune response

V710: S. aureus Vaccine Clinical Program Overview Summary Summary of Clinical Study Experience Robust anamnestic and persistent immune response following single vaccination Immune responses consistent in age groups (18 to 80 years) IsdB-specific antibody titers comparable to or greater than those observed in hospitalized patients with naturally occurring infections Phase II/III sequential design study in cardiothoracic surgery patients at acute risk underway Proof of concept anticipated in 2009 (triggers initiation of Phase III) Additional studies under consideration (single and multiple vaccinations) Orthopedic surgery Chronic risk conditions (e.g., end-stage renal disease on hemodialysis) Potential Patient Populations Other High Risk Groups Chronic Risk Conditions (e.g., end-stage renal disease) Orthopedic Surgery Cardiothoracic Surgery

Outline Merck R&D Overview Merck's Pipeline Merck's Science Driven R&D Strategy Science-Based Diversification Launching Biologics R&D at Merck

Merck's R&D Strategy Building Merck's Scientific Strength Industrializing Research Technologies Increasing the Probability of Success Decreasing Cycle Times Enhancing a Partnership Focus Leveraging Targeted Acquisitions Science-Based Diversification

Merck's R&D Strategy: Science-Based Diversification of Merck's Portfolio Merck's R&D Strategy: Science-Based Diversification of Merck's Portfolio Small Molecules Vaccines Biologics Peptides RNAi Novel Best in Class Lifecycle Management Primary Care Specialty Care Hospital Setting Patient Population Approaches Modalities

Science-Based Diversification: Addressing Important Unmet Medical Needs Patient Populations Patient Populations Patient Populations Primary Care Focused Specialty Focused Hospital Focused Asthma Atherosclerosis Diabetes Hypertension Musculoskeletal Novel vaccines Pain Sleep disorders Alzheimer's HCV HIV Oncology Schizophrenia Heart Failure Hospital-acquired infections

Science-Based Diversification: Delivering Optimal Value to Patients and Payors Merck's Approaches Merck's Approaches Merck's Approaches Novel Best in Class Lifecycle Management Identify the best of internal and external research Prioritize and rapidly prosecute innovative targets Conduct intensive research studies on targets with clinical proof of concept to develop best-in-class new therapies and vaccines Deliver maximum value to patients and payors through active lifecycle management of our late-stage molecules and products

Science-Based Diversification: Merck's Innovation Delivers Maximum Value 1st Phase 2nd Phase 3rd Phase Ongoing/recently completed Core Phase III Program Monotherapy (2 studies) Combination therapy Renal failure dosing Add-on to Metformin versus Sulfonylurea JANUMET Program Sulfonylurea /Metformin Add-on Insulin add-on Triple combination with PPARg/ Metformin High baseline HbA1C metformin add-on study Metformin comparison study Initial combination with PPARg Study in elderly Mechanism of Action studies Sitagliptin/ Pioglitazone (MK-0431C) Sitagliptin/ Simvastatin (MK-0431D) JANUMET Extended Release Program Cardiovascular Outcomes Study Long-Term Safety & Efficacy Studies

Science-Based Diversification: Merck's Innovation Delivers Maximum Value 1st Phase 2nd Phase 3rd Phase Ongoing Core Phase III Program Cervical Cancer (HPV types 16 and 18) Genital warts (HPV types 6 & 11) Vulvar & vaginal cancer (HPV types 16 & 18) Adult Women through 45 years Male Program External Genital Lesions Concomitant Use Repevax, Menactra, Adacel HIV infected V503: 9-valent vaccine program Long Term Safety and Efficacy through 2017

Science-Based Diversification: Merck's Innovation Delivers Maximum Value 1st Phase 2nd Phase 3rd Phase Ongoing Long-term safety and efficacy Core Phase III Program Treatment- Experienced HIV Patients Once Daily 800 mg Program Compact Regimens Ritonavir- sparing NRTI-sparing Collaborative Studies with ACTG and ANRS Pathogenesis New Treatment Paradigms Co-Infections Investigator- initiated study protocols Treatment- Naive HIV Patients Switch Studies To Isentress from Kaletra

Modalities Modalities Modalities Modalities Modalities Small Molecules Vaccines Peptides RNAi Biologics Internal Expertise External Collaborations Internal Expertise External Collaborations Building a Presence Through External Innovator Collaborations Building Internal Expertise Leveraging a Targeted Acquisition Sirna Therapeutics Building Internal Expertise Leveraging Targeted Acquisitions GlycoFi Abmaxis Follow-On Biologics Novel Biologics Science-Based Diversification: Expanding Merck's Portfolio of Modalities

RNAi Target Identification Medicinal Chemistry Assay Development High Throughput Screening Lead Identification Lead Optimization 10-20 Candidates 2-3 Preclinical Testing Clinical Trials Science-Based Diversification: RNAi Provides Potential to Change the Game

Acquisition of GlycoFi Provides Novel Platform for Merck's Entry into Biologics Advantages of humanized GlycoFi yeast platform Enhancing therapeutic protein properties Circulatory half-life Tissue distribution Potency Reduced immunogenicity Scaleable & portable bioprocesses Analytical comparability Scale-up & technology transfer Significant yield improvements since acquisition (2006) Glycoengineering and process improvements Yields > 1 gram per liter GlycoFi Yeast Platform Mammalian Cell Culture Platform

GlycoFi Pichia-Produced Erythropoietin Comparison of Erythropoietin Produced in Mammalian Cells and GlycoFi Pichia CHO Cell-Produced Erythropoietin 0 0.5 1 1.5 2 2.5 3 3.5 0.003L 10 0 1 2 3 4 5 6 7 Minutes 10 20 30 40 50 0 0.5 1 1.5 2 2.5 3 Minutes 0 10 20 30 40 50 0 2 4 6 8 10 300L 2000L Glucose Units1 12 11 10 9 8 7 6 5 0 2 4 6 8 20L Aranesp(tm) (darbepoetin alfa) 40 mcg/1.0 mL 1Restelli, V. et al. Biotech Bioeng 2006; 94(3): 481-494

Science-Based Diversification
Merck BioVentures: New Division Established

- Biologic therapeutics are approved for many important medical needs[1]
  - In 2007, biologics accounted for $94 billion in sales
- Follow-on biologics represent a significant market opportunity due to extensive patent expiries through 2017[1]
- Merck BioVentures: Opportunity to capitalize on upcoming patent expirations of currently marketed biologic therapeutics
  - GlycoFi *Pichia* provides a superior platform for biologics
    - Speed of development and superior quality through control of glycosylation
  - Experience in follow-on biologics and proprietary technologies applicable to development of novel biologics

[1]Source: Decision Resources, "Biosimilars 2007 – 2017" (Oct 2008).

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Merck BioVentures Strategy: Follow-On Biologics The regulatory landscape for follow-on biologics is evolving The production, purification and characterization of therapeutic proteins is complex Minor changes can have significant clinical safety implications It is unlikely that legislation and FDA implementation will allow generic substitution at this time without extensive clinical studies Merck BioVentures strategy & approach New BLA planned for each follow-on biologic Full development, from preclinical toxicology through pivotal phase III clinical trials, will be conducted Unique composition of matter for Pichia-produced follow-on biologics Potential for differentiation from therapeutic proteins produced in mammalian cells (e.g., potency, half-life, tissue targeting, ADCC, etc.) Merck BioVentures will be positioned to adopt accelerated clinical programs as the regulatory landscape matures

Significant Business Opportunity for the Merck BioVentures Pipeline MK-2578 (pegylated erythropoietin) in clinical development Launch anticipated in 2012 Establishing a flexible biologics manufacturing network Commercial-scale Pichia capacity on-line by 2012 (Elkton, VA) External partners for process development and manufacturing > $1.5 billion R&D investment planned by 2015 for Merck BioVentures Merck BioVentures portfolio projections Well-diversified product portfolio across many clinical indications > 5 follow-on biologics in late-stage development by 2012 > 6 follow-on biologics launched between 2012 and 2017 Merck BioVentures: committed to becoming a global leader in follow-on biologics market

Merck Pipeline: 2009-2012
Anticipated U.S. Filings

2009	2010	2011	2012
MK-7418 Acute Heart Failure	MK-0431D Diabetes	MK-0633 Asthma	MK-2578 Anemia
MK-0653C Atherosclerosis	MK-8669 Sarcoma	MK-0431C Diabetes	MK-0524A/B/C Atherosclerosis
MK-0974 Migraine	◤ ZOLINZA Multiple Myeloma	MK-3207 Migraine	V503 HPV Vaccine
	◤ ZOSTAVAX Shingles 50-59 years	V710 Staph Vaccine	MK-4305 Insomnia
		◤ ISENTRESS QD HIV AIDS	MK-0822 Osteoporosis
		◤ JANUMET Extended Release Diabetes	
		◤ ZOLINZA Mesothelioma	

◤ New indication or formulation

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R&D Pipeline Discussion Phase III Specific candidates Phase I and II The most advanced candidate for a specific mechanism within a given therapeutic area Not included: Back-up candidates, regardless of their phase of development Additional indications in the same therapeutic area Additional claims for in-line products, line extensions, or formulations

Merck Pipeline: December 09, 2008

Phase I	Phase I	Phase II	Phase III
Alzheimer's Disease, V950	➔ Diabetes, MK-4074	➔ Atherosclerosis, MK-6213	Acute Heart Failure, MK-7418 (rolofylline; KW3902)
➔ Atherosclerosis, MK-1903	Diabetes, MK-8245	➔ Cancer, MK-0646	Atherosclerosis, MK-0524A
Cancer, MK-0752	➔ Endocrine, MK-2578	Diabetes, MK-0893	Atherosclerosis, MK-0524B
➔ Cancer, MK-1775	➔ Infectious Disease, MK-1682	➔ Diabetes, MK-0941	➔ Atherosclerosis, MK-0859 (anacetrapib)
➔ Cancer, MK-2206	Infectious Disease, MK-3281	➔ Infectious Disease, MK-7009	Cancer, MK-8669 (deforolimus; AP23573)
➔ Cancer, MK-4101	➔ Neurologic Disease, MK-5395	Infectious Disease, V419	➔ Diabetes, MK-0431C
➔ Cancer, MK-4827	➔ Psychiatric Disease, MK-0594	Infectious Disease, V710	➔ HPV, V503
➔ Cancer, MK-5108	➔ Psychiatric Disease, MK-8368	➔ Insomnia, MK-4305	Migraine, MK-0974 (telcagepant)
➔ Cancer, MK-8033	Psychiatric Disease, MK-8998	➔ Neurologic Disease, MK-0249	Osteoporosis, MK-0822 (odanacatib)
➔ Cancer, V934/V935	➔ Respiratory Disease, MK-5932	➔ Ophthalmic, SIRNA-027[(1)]	
➔ Cardiovascular, MK-1597		➔ Osteoporosis, MK-5442	
➔ Cardiovascular, MK-3614		➔ Psychiatric Disease, MK-5757	
➔ Cardiovascular, MK-8984		➔ Respiratory Disease, MK-0476C	
		Respiratory Disease, MK-0633	
		Sarcopenia, MK-2866	

➔ *Progressed since December, 2007*

(1) Clinical Program conducted by Allergan, Inc.

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Summary Robust and innovative pipeline Three new product FDA filings anticipated in 2009 Nine Phase III programs continuing in 2009 Seven new products and two new indications Nine new Phase III programs anticipated to start in 2009 Six new products and three new indications Research Franchise Strategies with line-of-sight from basic research through lifecycle management to ensure sustained leadership Inherent risk of an R&D portfolio managed through science-based diversification Proprietary GlycoFi platform leveraged to launch Merck BioVentures

Global Human Health Update Kenneth C. Frazier President, Global Human Health December 9, 2008

Agenda Current and Pipeline Opportunities – Bone, Respiratory, Immunology and Endocrine – Cardiovascular – Diabetes and Obesity – Infectious Diseases – Neuroscience – Oncology – Vaccines Progress on New Commercial Models in the U.S., Europe and Japan Opportunity for Merck BioVentures Strategy for Emerging Markets Success

Robust Portfolio of In-line Products, Most Leaders in Their Class in Markets Around the World

4 Agenda Current and Pipeline Opportunities Progress on New Commercial Models in the U.S., Europe and Japan Opportunity for Merck BioVentures Strategy for Emerging Markets Success

Opportunity to Deliver Customer Value Establish and Build on Market Leadership Odanacatib (MK-0822) and MK-5442 (Japan Tobacco) for osteoporosis Odanacatib can be taken with or without food, no need for a full glass of water, no upper GI side effects Hip fractures are the strongest driver of payer, patient and prescriber value; major fracture trial underway European payer consultant: "You could be selling this product short if you think about it only as a second-line agent" MK-2866 for sarcopenia Osteoporosis: Affects more than 75 million people in the U.S., Europe, South America and Japan alone The worldwide incidence of hip fracture is projected to increase by 240 percent in women and 310 percent in men by 20501 $10 billion market2 Significant unmet medical need remains: 30% of patients don't tolerate or want to take oral bisphosphonates Sarcopenia: As many as 35% of individuals over 65 years of age are affected Estimated direct healthcare cost in the U.S. is $18.5 billion (2000) No effective medications 1 IOF 2 IMS, Market Trend Analysis, 2Q 2008 Bone, Respiratory, Immunology and Endocrine Bone: Opportunity to Build on FOSAMAX

ARCOXIA is the #1 coxib in markets where it competes with Celebrex Delivering sustained double-digit growth; >20% growth in 2006, 2007 and YTD 20082 9 years of marketing exclusivity remain in major markets; until 2017 Available in 69 countries; launches planned in France and Russia in 2009 Recent regulatory decision in EU: approved new indication, ankylosing spondylitis, and confirmed positive benefit/risk profile Opportunity to Deliver Customer Value Establish and Build on Market Leadership Significant market potential More than 200 million patients are diagnosed with musculoskeletal or surgical pain every year; number of patients diagnosed is expected to grow approximately 10% through 20171 Worldwide NSAID market is substantial: $8.7 billion in sales; 16.3 billion Patient Days of Therapy (PDT)2 Coxib market: $2.8 billion in sales; 1.3 billion PDT2 1Decision Resources Patient Base 2007; (based on 7 markets: US, France, Germany, Italy, Spain, UK, and Japan) 2IMS Bone, Respiratory, Immunology and Endocrine Pain: Common, Chronic Condition

Bone, Respiratory, Immunology and Endocrine
Respiratory: Opportunities for Growth in 2009 and Beyond

Opportunity to Deliver Customer Value

- Asthma: 300 million people suffer from asthma and 255,000 people died of asthma in 2005[1]
- COPD: 210 million people suffer from COPD (2007) and 3 million people died of COPD in 2005. COPD will become the third leading cause of death worldwide by 2030[1]

Establish and Build on Market Leadership

SINGULAIR:

- U.S.: The leading branded respiratory medicine[2]
  - 2008 U.S. performance affected by Zyrtec OTC, delayed onset/shorter allergy season and market reaction to FDA Early Communication
  - Managed care position for SINGULAIR remains strong, with >80% unrestricted 2nd tier access
- Japan: The leading branded respiratory medicine[2]
  - +19% growth through 3Q08 versus '07 with launches of pediatric granules and AR
- Europe and Canada: #1 monotherapy brand
  - New 2009 launches: Pediatric Granules in 9 EU markets, including France
- Asia-Pacific: +28% growth through 3Q08 vs. 3Q07
- MK-0633 for asthma and COPD; potential differentiators:
  - Enhanced efficacy profile
  - Multiple indications (e.g., COPD) and potential benefits in asthma subpopulations
  - Novel pediatric formulation

[1]WHO
[2]IMS

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Cardiovascular Comprehensive Lipid Management: Treating Beyond LDL-C with TREDAPTIVE Opportunity to Deliver Customer Value Establish and Build on Market Leadership TREDAPTIVE is a new lipid-modifying therapy for the treatment of dyslipidemia and hypercholesterolemia Combines extended release niacin and laropiprant - a novel flushing pathway inhibitor that reduces the amount of flushing often associated with niacin therapy Has been approved in the EU and overall in more than 30 countries; received complete response letter from FDA Reduced LDL-C or "bad" cholesterol levels, raised HDL-C or "good" cholesterol levels and decreased triglycerides HPS2-THRIVE is an ongoing cardiovascular outcomes study in 25,000 patients evaluating further reduction in CV risk with TREDAPTIVE added to standard lipid lowering therapy Coronary artery disease (CAD), one of the most common forms of CVD, is the leading cause of death worldwide Lowering LDL-C levels with a statin reduces the relative risk of CV events, but many patients still face a risk for heart attack or stroke Comprehensive lipid management - targeting elevated LDL-C and triglycerides levels as well as low HDL-C - may further reduce CV risk Two-thirds of EU patients on lipid lowering therapy still have at least one abnormal lipid parameter1 1Van Ganse et al, Phatak et al, and Suarez et al

Cardiovascular Heart Failure: Innovation to Meet an Unmet Medical Need with Rolofylline Opportunity to Deliver Customer Value Establish and Build on Market Leadership Rolofylline: Potential to be first in class Adenosine A1 Receptor Antagonist If approved: first major new heart failure therapy in decades PROTECT pilot publication: "The preservation of renal function associated with rolofylline is the first evidence that an intervention to prevent renal impairment may positively affect acute symptoms and 60-day outcome in patients with AHF"3 Opportunity to document clinical impact and economic burden of renal impairment in heart failure and the importance of renal preservation on short- and long-term outcomes 1 National Hospital Discharge Survey (U.S.) 2 Datamonitor (EU) 3 J.Cardiac Failure, 14,8:631-640,2008 Heart failure causes more than 2 million annual hospitalizations in the U.S.1 and EU2 Leading reason for adult hospitalizations in the U.S. and 2nd leading ER diagnosis High mortality rate Annual cost in U.S. of $38 billion, second most costly condition for Medicare Current practice guidelines include diuretics, which are associated with worsening renal function 90% of patients have some renal impairment

Diabetes and Obesity Diabetes: Delivering Growth by Establishing and Building on First-In-Class Opportunity There are currently 246 million people with diabetes worldwide Diabetes is the fourth leading cause of global death by disease1 Diabetes is prevalent in many emerging markets India: Market size of $337 million, 26% growth in 2007 Estimated 40 million people in India with diabetes Many patients are unlikely to reach desired blood sugar goals with one medication; the average number of medications in the U.S. is 1.5 Opportunity to Deliver Customer Value JANUVIA/JANUMET are first-in-class in major markets around the world JANUVIA: Approved in 82 countries and launched in 77 countries and territories Expect 40 additional launches, including Korea and Turkey (launching Dec. 08) JANUVIA: Expect to be first DPP-4 in Japan 2008 filings to enhance profile of JANUVIA Initial combination use with TZD Add-on to metformin plus TZD First line use internationally 2009 filing: Add-on to insulin Building strong portfolio to meet customer needs Establish and Build on Market Leadership 1 International Diabetes Federation

JANUVIA/JANUMET: Strong, Sustained Growth U.S.: Sitagliptin Family TRx France: JANUVIA Launch (&128;) Source: IMS NP(tm) Weekly 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 10/20/2006 11/20/2006 12/20/2006 1/20/2007 2/20/2007 3/20/2007 4/20/2007 5/20/2007 6/20/2007 7/20/2007 8/20/2007 9/20/2007 10/20/2007 11/20/2007 12/20/2007 1/20/2008 2/20/2008 3/20/2008 4/20/2008 5/20/2008 6/20/2008 7/20/2008 8/20/2008 9/20/2008 10/20/2008 Unadjusted TRx Volume ABSOLUTE Sitagliptin Franchise JANUMET JANUVIA 0 500 1,000 1,500 2,000 2,500 3,000 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Euros (000) Glucovance Competact Avandia Actos Avandamet Byetta Xelevia Total Sitagliptin

JANUVIA/JANUMET: Robust and Expanding Clinical Development Program Effective in lowering HbA1c with safety and tolerability profile comparable to placebo Source: U.S. Merck market research Clinical development program for sitagliptin family supports strong clinical profile Nearly 60 studies completed or underway Studies to date have reinforced strong efficacy and safety profile of sitagliptin 5.4 5.6 5.8 6.0 6.2 6.4 6.6 6.8 7.0 7.2 Mean Rating (PCPs) JANUVIA JANUMET Actos Preferred SU Metformin

Diabetes: Building on Sitagliptin to Meet Customer Needs JANUVIA JANUMET Extended Release metformin XR MK-0431C pioglitazone MK-0431D simvastatin metformin JANUMET Through lifecycle management, we are working to establish JANUVIA as a key component of therapy for patients with diabetes: JANUMET for powerful efficacy JANUMET extended release formulation for powerful once-daily efficacy MK-0431C: Combination with pioglitazone for patients requiring additional glucose lowering and insulin sensitization MK-0431D: Combination with simvastatin to treat lipids in diabetes patients

Merck Schering-Plough JV: Addressing Market Issues and Growing Ex-U.S. Opportunity to Deliver Customer Value Still a significant need for products that provide additional LDL-C lowering due to guidelines supporting lower LDL-C goals VYTORIN lowered LDL-C significantly more than Crestor, Lipitor and simvastatin at the doses studied and got more patients to their LDL-C goals ZETIA, when added to a statin, has been shown to be more effective at further lowering LDL-C and getting patients to their LDL-C goals than titrating the dose of the statin Establish and Build on Market Leadership U.S. NRx market share and volume declines are stabilizing post ESC and AHA JV products have approximately 11% TRx share in the cholesterol-lowering market; remain strong in cardiology International: Solid year-to-date performance vs. 2007, with sales +27% Europe is a key driver of global JV Sales, nearly 30% of total Development continues on an ezetimibe/atorvastatin combination Intend to complete and launch upon Lipitor patent expiry

Infectious Diseases HIV/AIDS: Establishing ISENTRESS as the New Standard of Care Opportunity to Deliver Customer Value First-in-class in all major markets, only integrase inhibitor available Approved in 64 countries on six continents and available in all major commercial markets Best launch performance among the seven most recent ARV launches Robust studies underway to provide clear understanding of efficacy, safety and tolerability profile of ISENTRESS Comparisons to previous standards of care to inform prescribing decisions Studying once-daily use More than 110 investigator-initiated studies underway Pursuing fixed-dose combinations Establish and Build on Market Leadership Globally, an estimated 33 million people are living with HIV, with nearly 7,500 new infections each day Resistance to current HIV therapies is one of the leading challenges in effective antiretroviral treatment Tolerability and/or virologic failure leads many patients to discontinue treatment The HIV market is expected to grow from ~$10 billion in 2007 annually to ~$13 billion in 20171 1 Decision Resources, Pharmacor July 2008 Report Total includes the G7 (US, France, Spain, UK, Germany, Italy, Japan)

ISENTRESS: Best Recent ARV Launch in Global Markets Patient Market Share vs. Selected Competitors in the U.S. Source: France; GERS data, EMEAC; Constructed, Stethos; in-house unit data - Due to July/August 'buy in', units have been averaged 1/6/2006 2/6/2006 3/6/2006 4/6/2006 5/6/2006 6/6/2006 7/6/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/1/2007 2/1/2007 3/7/2007 4/7/2007 5/7/2007 6/7/2007 7/7/2007 8/7/2007 9/7/2007 10/7/2007 11/1/2007 12/1/2007 1/1/2008 2/1/2008 3/1/2008 4/1/2008 5/1/2008 6/1/2008 7/1/2008 8/1/2008 9/1/2008 Isentress 0 0 0.006 0.023 0.029 0.04 0.045 0.051 0.056 0.06 0.066 0.072 0.073 0.074 Selzentry 0 0.001 0.001 0.002 0.004 0.004 0.006 0.006 0.007 0.007 0.007 0.008 0.008 0.009 Intelence 0 0.001 0.009 0.014 0.017 0.019 0.021 0.023 0.024 0.024 Agenerase 0.001 0 0 0.001 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Aptivus 0.011 0.013 0.015 0.015 0.015 0.014 0.014 0.014 0.013 0.012 0.011 0.011 0.01 0.009 0.009 0.009 0.009 0.008 0.008 0.008 0.008 0.008 0.008 0.007 0.007 0.007 0.006 0.006 0.005 0.005 0.005 0.005 0.005 Atripla 0 0 0 0 0 0 0.013 0.05 0.072 0.093 0.11 0.122 0.132 0.138 0.149 0.161 0.165 0.171 0.175 0.175 0.177 0.182 0.194 0.196 Combivir 0.201 0.194 0.193 0.189 0.187 0.185 0.181 0.177 0.172 0.167 0.164 0.159 0.156 0.153 0.153 0.146 0.147 0.144 0.143 0.142 0.14 0.136 0.128 0.126 Crixivan 0.02 0.019 0.018 0.018 0.017 0.018 0.017 0.017 0.015 0.015 0.016 0.015 0.014 0.013 0.014 0.012 0.012 0.012 0.011 0.011 0.012 0.01 0.008 0.009 Didanosine 0.078 0.081 0.077 0.076 0.075 0.076 0.076 0.074 0.071 0.071 0.069 0.07 0.068 0.067 0.064 0.062 0.063 0.061 0.059 0.059 0.057 0.058 0.054 0.054 Emtriva 0.015 0.016 0.015 0.014 0.014 0.014 0.014 0.014 0.013 0.013 0.013 0.013 0.012 0.013 0.012 0.011 0.012 0.011 0.011 0.012 0.013 0.012 0.011 0.01 Epivir 0.143 0.139 0.136 0.132 0.13 0.127 0.125 0.12 0.114 0.113 0.109 0.107 0.104 0.101 0.099 0.096 0.094 0.094 0.095 0.092 0.091 0.089 0.08 0.076 Epzicom 0.082 0.083 0.086 0.088 0.089 0.09 0.092 0.092 0.093 0.094 0.094 0.096 0.096 0.098 0.1 0.102 0.103 0.105 0.107 0.107 0.107 0.108 0.113 0.109 Fortovase 0.005 0.004 0.004 0.003 0.002 0.001 0.001 0.001 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Fuzeon 0.041 0.045 0.045 0.044 0.045 0.044 0.045 0.045 0.044 0.044 0.044 0.043 0.041 0.04 0.04 0.037 0.036 0.034 0.028 0.029 0.029 0.028 0.025 0.023 0.02 0.018 0.017 0.015 0.013 0.013 0.012 0.011 0.01 Hivid 0.002 0.001 0.002 0.001 0.001 0.001 0.001 0.001 0.001 0.001 0.001 0.001 0.001 0.001 0.001 0.001 0 0 0 0 0 0 0 0 Invirase 0.023 0.023 0.025 0.025 0.028 0.026 0.027 0.026 0.026 0.026 0.026 0.025 0.025 0.025 0.024 0.025 0.025 0.024 0.024 0.023 0.023 0.023 0.022 0.022 0.024 0.021 0.02 0.02 0.019 0.018 0.018 0.018 0.017 Kaletra 0.173 0.17 0.174 0.177 0.179 0.181 0.181 0.18 0.177 0.179 0.179 0.177 0.174 0.179 0.175 0.174 0.173 0.174 0.177 0.176 0.178 0.176 0.175 0.171 0.17 0.165 0.167 0.165 0.162 0.163 0.162 0.157 0.155 Lexiva 0.063 0.062 0.063 0.065 0.065 0.065 0.064 0.065 0.063 0.065 0.064 0.063 0.063 0.063 0.061 0.063 0.063 0.06 0.061 0.06 0.061 0.062 0.061 0.059 0.058 0.059 0.058 0.056 0.058 0.055 0.055 0.057 0.056 Norvir 0.199 0.2 0.206 0.204 0.211 0.208 0.209 0.212 0.216 0.218 0.219 0.225 0.222 0.22 0.222 0.226 0.234 0.234 0.238 0.242 0.244 0.252 0.26 0.262 Prezista 0 0 0 0 0 0 0.005 0.008 0.01 0.013 0.016 0.02 0.021 0.023 0.023 0.026 0.029 0.03 0.03 0.031 0.033 0.034 0.039 0.041 0.044 0.046 0.051 0.053 0.053 0.056 0.057 0.059 0.061 Rescriptor 0.004 0.004 0.004 0.004 0.004 0.004 0.004 0.004 0.003 0.004 0.004 0.004 0.004 0.003 0.003 0.003 0.003 0.003 0.003 0.002 0.003 0.003 0.002 0.003 Retrovir 0.012 0.01 0.009 0.008 0.008 0.007 0.006 0.006 0.005 0.006 0.005 0.004 0.004 0.004 0.003 0.003 0.003 0.002 0.002 0.002 0.002 0.002 0.002 0.002 Reyataz 0.166 0.166 0.172 0.171 0.175 0.174 0.173 0.176 0.174 0.177 0.178 0.178 0.177 0.174 0.177 0.176 0.179 0.181 0.185 0.192 0.19 0.197 0.192 0.192 0.196 0.196 0.199 0.198 0.198 0.198 0.199 0.195 0.196 Sustiva 0.27 0.268 0.268 0.269 0.273 0.274 0.267 0.242 0.22 0.203 0.186 0.18 0.174 0.164 0.162 0.154 0.149 0.145 0.139 0.138 0.135 0.133 0.125 0.125 Trizivir 0.075 0.071 0.072 0.072 0.072 0.071 0.07 0.067 0.066 0.067 0.064 0.064 0.064 0.063 0.062 0.06 0.058 0.055 0.055 0.054 0.052 0.052 0.049 0.049 Truvada 0.254 0.264 0.278 0.289 0.302 0.303 0.308 0.29 0.275 0.263 0.262 0.257 0.259 0.254 0.254 0.255 0.257 0.256 0.262 0.267 0.263 0.273 0.278 0.282 Videx 0.026 0.022 0.021 0.02 0.018 0.017 0.015 0.015 0.014 0.012 0.012 0.011 0.01 0.009 0.009 0.009 0.009 0.009 0.009 0.009 0.009 0.009 0.006 0.007 Viracept 0.055 0.052 0.054 0.051 0.053 0.05 0.049 0.049 0.048 0.048 0.046 0.044 0.045 0.043 0.043 0.041 0.041 0.041 0.041 0.039 0.04 0.036 0.034 0.034 0.032 0.03 0.031 0.031 0.029 0.029 0.029 0.029 0.029 Viramune 0.111 0.113 0.114 0.111 0.112 0.11 0.111 0.109 0.107 0.104 0.105 0.103 0.101 0.098 0.1 0.1 0.099 0.095 0.097 0.094 0.093 0.091 0.089 0.086 Viread 0.198 0.194 0.193 0.191 0.188 0.188 0.185 0.179 0.175 0.171 0.165 0.164 0.159 0.154 0.152 0.149 0.152 0.147 0.145 0.147 0.145 0.142 0.136 0.135 Zerit 0.08 0.079 0.076 0.073 0.071 0.068 0.067 0.066 0.061 0.06 0.058 0.056 0.055 0.052 0.051 0.051 0.048 0.045 0.046 0.046 0.043 0.043 0.038 0.036 Ziagen 0.07 0.069 0.069 0.069 0.067 0.067 0.068 0.066 0.066 0.064 0.064 0.063 0.064 0.062 0.06 0.061 0.061 0.059 0.06 0.064 0.063 0.06 0.056 0.054 Zidovudine 0.015 0.016 0.017 0.019 0.018 0.019 0.02 0.02 0.022 0.021 0.021 0.022 0.023 0.023 0.023 0.023 0.022 0.023 0.022 0.023 0.022 0.022 0.022 0.022 September 2008 Total Market Sample n=17,040 Source: SDI Retail Market Share View Patient Market Share for ISENTRESS in Key International Markets Share of Total Patients 0% 1% 2% 3% 4% 5% 6% 7% 8% Feb Mar Apr May Jun July Aug Sept Oct France Spain Germany UK Italy Canada

ISENTRESS:
Strong Performance Following ICAAC/IDSA

US Weekly NRx Share* vs. Key Competitors (unadjusted)



4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
NRX Share
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
ISENTRESS
Prezista
Aptivus
Fuzeon
Selzentry
Lexiva
Invirase
Intelence

*Share of HIV market NRTI's, NNRTI's, PI's (ex-Norvir), CCR5's, Fusion Inhibitors and Integrase Inhibitors
Source:IMS Health, NPA™ Weekly

MERCK

17

ISENTRESS: Potential New Indication Expands Market Opportunity Nearly 3-fold in the U.S.

Patients in the US on Antiretroviral (ARV) therapy - 2008 (~556k)					
Initiated Naïve (~32k) 6%	Current Patients with ARVs Switched or Added (~111k) 20%				Stable (~413k) 74%
	Virologic Failure (~51k)	Tolerability/ Toxicity (~32k)	Simplifi-cation (~17k)	Other (~11k)	

Launch indication = 51k US patients

Full indication = 143k+ US patients

- Anticipated approval of expanded new indication for ISENTRESS (for naïve patients and patients with ARVs switched/added) in 3Q 2009 in U.S.

Source: SDI July 2008

MERCK
18

ISENTRESS:
Lifecycle Management to Build Future Growth

Treatment Experienced	Launched October 2007	Data in triple-class resistant patients in the BENCHMRK trial
Treatment Naïve	Indication expected 3Q09	Based upon data vs. efavirenz from the STARTMRK trial
PI Switch study	Publication expected 3Q09	Lipid and GI tolerability improvements in patients taking ritonavir-boosted PIs, increasingly important as HIV+ patients age
Once daily dosing	Study initiated 3Q08	QD critical to compete for naïve and earlier-line patients; nnRTI and PI competitors (and future in-class competitor) dosed QD
Novel class-sparing regimens	Studies initiated 2H08	Testing regimens that spare ritonavir and nRTIs to avoid toxicities
Fixed dose combinations	In development	Developing combinations including ISENTRESS and other ARVs to simplify dosing, reduce co-pays and pill burden

MERCK

19

Infectious Diseases Hepatitis C Viral Infection: A Global Health Challenge Hepatitis C virus (HCV) infection affects an estimated 130 million people worldwide 2.7 million people with active infection in the U.S.1 The majority (55 to 85%) of patients progress to chronic HCV infection HCV has become the most common indication for liver transplantation in most of the world Emerging markets disproportionately burdened, with significantly higher incidence BRIC+ markets account for roughly half of all chronic HCV Only 2% of HCV infected are treated in the U.S., EU and Japan, with even lower treatment rates elsewhere2 Significant need for improved treatments Current HCV treatment includes 6 to 12 month combination therapy with subcutaneous injections and oral medication Overall, only 40 to 60% of treated patients have no detectable virus 6 months after completion of therapy Current treatments are poorly tolerated Approximately 75% experience systemic adverse experiences Opportunity to Deliver Customer Value 1Perz J et al., Journal of Hepatology 45 (2006) 529-538 2Decision Resources, Patient Base, 2006

Neuroscience Migraine: Remaining Unmet Medical Need Despite Variety of Therapies on the Market Opportunity to Deliver Customer Value Establish and Build on Market Leadership MAXALT growth remains strong 11% growth through 3Q08 vs. 3Q07 In the U.S., MAXALT reached the highest TRx market share in brand history at 20%, and is the only branded triptan with positive TRx growth this year If approved, telcagepant will be the first new mechanism of action for migraine market since 1991 Strong efficacy and safety profile Also expected to benefit patients not served by available treatment options due to CV, SSRI and SNRI concerns Not addicting or habit forming Approximately 240 million patients suffer from migraine headaches worldwide Total annual societal cost of migraines in the U.S. estimated at $14.5 billion, with $1.2 billion in direct medical costs Patient cycling and discontinuation of medications driven by a number of factors, including real world efficacy and tolerability Fewer than 20% of all migraines are treated with triptans Triptans associated with vasoconstrictor effects leading to contraindication in CV patients

Prescription Acute Migraine Market Highlights Opportunity for TelcagepantWW Acute Migraine PDT Rolling Annual Total (1Q08) $1.2 Billion Rx NSAIDs 35% Ergots/ Vasoconstrictors 22% Barbituates 4% Triptans 19% Narcotics 20% Triptans account for 86% of sales but relatively few PDT Substantially higher narcotic/barbituate use in the U.S. market Slightly higher anti-rheumatics and other anti-migraine agents use in the EU As per WHO drug classifications; Other Anti-migraine = Migraine Specific Analgesics Source: IMS MTA 2008

Oncology Pursuing Multiple Opportunities to Address Unmet Customer Needs Opportunity to Deliver Customer Value Establish and Build on Market Leadership Launched two 1st-in-class compounds: EMEND and ZOLINZA EMEND: first-in-class NK1 Receptor antagonist for chemotherapy-induced nausea and vomiting ZOLINZA: first-in-class HDAC inhibitor Approved in U.S. and Latin America for CTCL; under EU review Being studied for multiple cancers that affect more than 600,000 patients Multiple early development programs spanning all major solid tumors and hematologic cancers MK-8669 (deforolimus) and MK-0646 (IGF-1R monoclonal antibody) being studied for most common cancers: NSCLC, breast, prostate and colon Extensive biomarker efforts to ensure rapid market access and support payer and customer needs Significant unmet needs exist across many cancers, because subtypes of cancers may not be responsive to treatments, as well as mutations, and toxicities Need for new mechanisms Large market: >$70 billion globally Potential to use novel approaches to identify patient subpopulations that have a high probability of major clinical benefit from a given therapy

Vaccines Leveraging First-in-Class Opportunities Around the World to Drive Growth Opportunity to Deliver Customer Value Significant opportunities across vaccines and populations to increase vaccination rates – Rotavirus: Opportunity to vaccinate birth cohorts in high and middle income countries as funding decisions are made – Varicella: Only 35% of the 7 to 18 year old catch up cohort has been vaccinated with a second dose1 – Shingles: More than 200 million adults potentially eligible for vaccination in developed markets HPV: International launches, catch-up cohorts and new populations provide significant opportunityEstablish and Build Market Leadership Leverage unique opportunities for GARDASIL, ZOSTAVAX and VARIVAX, which are sole source vaccines in the U.S. market ROTATEQ: Increase vaccination internationally and defend U.S. market share Plan to re-launch: VAQTA: 12/08 (U.S.) pediatric and 2Q09 (U.S.) adult; Pedvax HIB and COMVAX: mid-2009 (global) Pursue investigational populations for GARDASIL and ZOSTAVAX New vaccines: V503 (HPV vaccine) and Staph vaccine 1Surveillance Data, Inc. (SDI), November 2008. Claims data captures private physician offices only. Does not include offices that are owned or operated by a hospital, HMO-Staff Models (i.e. Kaiser), and Public Sector utilization. Data shown above projected to include administrations not included in SDI data.

Exceptional product profile Exceptional cancer protection: 98% efficacy in preventing cervical cancer caused by HPV 16 and 18 in women naive to these HPV types Demonstrated long-term duration of efficacy (5 years) with no disease breakthrough and proven immune memory in PII extension study Prevention of other diseases (genital warts) and protection against other cancers (vulvar / vaginal) Strong global leadership Only HPV vaccine available in U.S. and Canada Global sales market share of 88%, with sales share outside the U.S. of 81%1 GARDASIL won 7 of 10 national tenders and awards where both vaccines are marketed Where both vaccines are reimbursed (Germany and France), most physicians (>90%) chose GARDASIL Safety and surveillance data CDC/FDA: "Based on the review of available information by FDA and CDC, GARDASIL continues to be safe and effective, and its benefits continue to outweigh its risks." 1As reported by Merck, SPMSD, GSK in 3Q08 actual sales results GARDASIL: Maintaining Our Competitive Lead

2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 U.S. - Private 10 53 59 158 173 237 196 201 154 193 U.S. - Public 0 12 85 154 113 90 72 92 100 78 ex-U.S.* 0 5 12 53 72 91 71 97 71 129 SP-MSD 7 30 78 137 231 240 234 220 Cumulative end market revenue of $4 billion since launch with >36 million doses sold through September 2008 Rapid funding, physician and consumer adoption support global success Strongest uptake in U.S. and Australia, with high rates of vaccination of 13 to 18 year olds in first two years in the U.S. SP-MSD success driven by early adopter countries (Germany, France and Belgium) Lifecycle management providing opportunities to expand to additional populations - males, women 27 through 45 - although peak vaccination rates are likely to be lower End Market Revenue ($MM) *As reported by Merck, excluding end market revenue from SP-MSD JV GARDASIL: Market Leading Global Performance

Continuing effort to address the barriers to origination and ensuring access Physician programs to help identify vaccination gap and implement outreach to those unvaccinated Dose Replacement Program and managed care/physician outreach programs Drive ex-U.S. market expansion Significant opportunity remains in middle income markets as policy recommendations and government funding become available Opportunities from new populations Adult Women (27-45 year olds) Large % of population remains susceptible and could benefit from vaccination; targeted market research suggests physicians anticipate recommending vaccine for about half of the population Males (9-26 year olds) Initial proposed indication for external genital lesions caused by types 6,11,16 and 18 High prevalence of HPV infection in sexually active men contributes to HPV-related diseases in females GARDASIL: Opportunities to Expand Vaccination Females 9 to 45 Males 9 to 26 Females 9 to 26 Females 9 to 45 Launch Period Cumulative Cohort with Sequenced Roll-out *World Bank definitions Upper Middle Income Markets 0 100 200 300 400 Other High Income* Upper Middle Income* EU U.S. 116MM 112MM 255MM 376MM Opportunities in existing populations (19-26 year olds)

U.S. 60+ U.S. 60+ EU 50+ Int'l 60+ U.S. 50+ EU 50+ Int'l 50+ High Income U.S. EU Target Population - High Income Mkts 49MM 230MM 285MM Current Future Remains only marketed shingles vaccine Significant opportunity to increase vaccination in U.S. market Almost 50 million U.S. adults >60 years old are at risk for shingles Nearly 3 million doses distributed since launch Potential addition of 34 million adults 50-59 years old Target population outside the U.S. is 2 to 3 times larger than the U.S. 50+ population Can be pursued as supply enables launches ZOSTAVAX: Significant Opportunity for Growth

Physician programs for reimbursement and vaccination support Strong support for in-pharmacy vaccination Approved in more than 30 markets worldwide Expect to clear most existing backorders before the end of 2008; supply enables expected U.S. growth in 2009 Manufacturing investment to support long-term growth Recommended in the U.S. and Australia "Shingles is a very prevalent disease, is more common among older adults, and is more serious as you age. So we are really concerned that older adults get vaccinated as soon as possible before they are at risk for serious complications of the disease." - CDC Reimbursed by private U.S. health plans and Medicare Part D plans covering over 94% of lives with private or Part D insurance Strong Recommendations and Coverage Poised for Success ZOSTAVAX: Significant Opportunity for Growth

Nosocomial (hospital acquired) infections are a major public health challenge S. aureus (SA) is a leading nosocomial pathogen In 2003, 390,000 SA infections associated with hospital stays1 Economic burden of S. aureus infections in U.S. of $14.5 billion for inpatient hospital stays1 Growing challenge of methicillin resistant S. aureus (MRSA) limits treatment options Negative patient outcomes and additional cost associated with SA infection2 Length of stay averages 10 days longer Estimated added cost per inpatient stay $35,000 Health and Human Services (HHS) encouraging hospitals to eliminate infections, including denial of payment for specific post-surgical infections3 Significant opportunity for a SA vaccine to prevent infection Patients undergoing selected major surgery procedures (e.g., over 5.7 million hospital stays in 2003 for Cardiovascular and Orthopedic Surgery)4 Patients with selected chronic health conditions (e.g., 570,000 ESRD patients in U.S.) 1Noskin CID, '07 2Noskin Arch Intern Med, '05 3CMS Fact Sheet Aug '08 4NHDS, '05 Staphylococcus Aureus Vaccine: Significant Unmet Market Need

Agenda Current and Pipeline Opportunities Progress on New Commercial Models in the U.S., Europe and Japan Opportunity for Merck BioVentures Strategy for Emerging Markets Success

Launching new commercial models around the world - including the U.S., EU, Japan and Canada - with common tenets: Focus on customer value and trust Portfolio approach Solutions to improve health outcomes Multi-channel approaches and new technologies Efficient management of resources through common infrastructures, systems and processes Flexible models created by local market leaders who determine execution and channel selection based on local market dynamics and customer input New, Differentiated Commercial Models to Grow Our Business

2006 2007 2008 8423 7940 6457 U.S.: Approximately 25% reduction in customer-facing positions since 2006 Effective Moves decision making closer to the customer Provides greater accountability for customer experience Centralizes our customer knowledge Merck U.S. survey results for customer trust and value are higher in pilot region Several multi-specialty groups and physician organizations which have otherwise restricted representative access have begun to work with us in a more open and collaborative manner Efficient Creates efficiencies by eliminating redundancies in core functions and throughout the field sales organizations Allows for asymmetric deployment based on customer and business needs Increased productivity per representative Europe and Canada: Similar reductions in customer-facing positions in Canada, UK, Italy, Germany, France and Spain since 2006 New Commercial Organizations Enable Greater Effectiveness and Efficiency

Pilot occupies 1/10th of the U.S. and is supported by 20% less personal promotion than other regions Pilot share change performance has remained generally consistent with comparator regions across brands Pilot has demonstrated our ability to maintain business performance, build trust and value and expand the use of alternate channels Pilot Region TRx Comparator Region TRx In the U.S., Pilot Results Show Consistent Product Performance SINGULAIR MAXALT June 2007 Oct 2008 JANUVIA / JANUMET 0 2000 4000 6000 8000 10000 12000 TRXs TRXs 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 TRXs

In Europe, Merck is Growing Faster than the Market Growth Rank Company YTD 2Q 2008 Growth EUROPEAN MARKET 3.7% 1 MERCK & CO., INC. 10.1% 2 NOVARTIS 9.3% 3 BOEHRINGER INGELHEIM 8.9% 4 WYETH 6.7% 5 LILLY 5.5% 6 ROCHE 2.0% 7 ASTRAZENECA 1.1% 8 GLAXOSMITHKLINE -1.4% 9 SCHERING PLOUGH -1.4% 10 PFIZER -1.7% 11 SANOFI-AVENTIS -2.4% 12 JOHNSON & JOHNSON -6.3% Source: MTA IMS EU-EEA Pharm;Including Vaccines and MSP JV

More in-depth product presentations and deeper medical knowledge; two-thirds of hospital doctors identified a preference for specialized representatives1 Better education of physicians about new therapies, mechanisms of action Increased customer knowledge and understanding of specific customer needs Major opportunities for leadership and growth in Japan ISENTRESS Launch underway JANUVIA Anticipated to be first DPP-IV inhibitor in Japan; excellent Japanese data to support full label Major unmet medical need - polypharmacy increasing Initiated scientific detailing to prepare platform for launch GARDASIL Cervical cancer is 2nd most common cancer in women under 40; incidence is increasing Screening rate <20%, much lower than that of other developed countries 1Doctor survey conducted with 803 doctors in 6 therapeutic areas in February 2008 by ZS Associates Banyu Implementing New Commercial Approach to Succeed in Japan Based on customer input, Banyu reorganized into franchise-based commercial units:

In Japan, Merck is Growing Faster Than Nearly All of its Larger Competitors 0.0% DAIICHI SANKYO 14 +0.4% MITSUBISHI TANABE 13 +2.0% PFIZER 12 +2.5% ASTRAZENECA 11 +2.6% DAINIPPON SUMITOMO 10 +3.4% TAKEDA YAKUHIN 9 +3.4% ASTELLAS SEIYAKU 8 +4.1% CHUGAI SEIYAKU 7 +5.6% NOVARTIS PHARMA 6 +5.9% OTSUKA SEIYAKU 5 +6.7% BANYU 4 +6.8% SANOFI-AVENTIS 3 +7.7% EISAI 2 +18.5% GLAXOSMITHKLINE 1 +3.5% JAPANESE ETHICAL MARKET YTD 2Q 2008 Growth Company Growth Rank Source: IMS Japan

Launch of HYZAAR restored losartan franchise growth New once-weekly FOSAMAC formulation has increased patient days of therapy SINGULAIR patient days of therapy continues to increase New AR indication provides opportunity to expand allergic rhinitis market Pediatric indication is also driving growth Positive product performance trend seen after first year 14 day prescription limit ends Source: IMS Japan - * 2008 equals MAT Sept. data Current Banyu Growth Driven by Products in Growth-Phase of Lifecycle

Agenda Current and Pipeline Opportunities Progress on New Commercial Models in the U.S., Europe and Japan Opportunity for Merck BioVentures Strategy for Emerging Markets Success

Biologic therapeutics approved for numerous important medical needs Biologics in 2007 accounted for $94 billion in sales Growth rate of biological market is 2.5 times greater than biopharmaceutical industry total 504 610 94 187 2007 2014 $598 $797 2007-2014 CAGR Source: EvaluatePharma(r) - November 2008 Market Size - Worldwide $ billions Biologics Small Molecule Biologics Market Share 16% 23% 3% 10% 4% Biologics: An Attractive Market

Agenda Current and Pipeline Opportunities Progress on New Commercial Models in the U.S., Europe and Japan Merck BioVentures Strategy for Emerging Markets Success

Merck is on track to achieve Plan to Win goal of $2 billion in sales from emerging markets by 2010 Our strategy to achieve sustained, profitable growth in selected emerging markets Leverage strength of the innovative Merck portfolio Strengthen our local presence Pursue business development Our strategy is ideally suited to meet the needs of emerging markets Chronic disease burden (diabetes and CV) is increasing at alarming rates, which favors our portfolio of medicines High burden of disease and prioritization of public health favors our portfolio of vaccines and infectious disease medicines Long lifecycles for Merck products that are well established in their categories (e.g., ZOCOR, COZAAR, SINGULAIR, PRIMAXIN and PROSCAR) provides platform for growth Strategy for Emerging Markets Establishes Foundation to Pursue Market Leadership

Maximize Merck portfolio through brand leadership A number of our key brands - SINGULAIR, PRIMAXIN and GARDASIL - are leaders in selected key emerging markets First to market with new products - JANUVIA, GARDASIL and ISENTRESS - across nearly all major emerging markets Expand commercial infrastructure for strong local presence Expanded sales force and distribution networks in China, Russia and India Enhanced customer coverage across several markets Targeted business development approaches Merck Well Positioned to Achieve a Top 5 Position in Key Emerging Markets

Integrated approach across Merck to leverage opportunities in selected emerging markets Increase clinical development in Central Europe, Russia and Asia Innovative R&D partnerships in India and China Driving low-cost manufacturing through expanded third-party relationships Enhance access and build a corporate value proposition for local stakeholders China Merck AIDS Program (CMAP) Corporate social responsibility project with private sector to tackle cervical cancer Merck Well Positioned to Achieve a Top 5 Position in Key Emerging Markets

Positioned for Success Strong in-line franchises with significant opportunities for growth from first-in-class products and lifecycle management Innovative pipeline of medicines and vaccines to further grow the franchises New commercial models to deliver improved customer value and efficiency Merck BioVentures to capture growth from the biologics market Strategy and investment to maintain momentum with goal of achieving top 5 market share in key emerging markets